UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant     ☐
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FCB Financial Holdings, Inc.
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(Name of Registrant as Specified in its Charter)
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April 4, 2018
Dear Stockholder,
We are pleased to invite you to join our 2018 Annual Meeting of Stockholders. We will hold this important meeting at the New York offices of Kramer Levin Naftalis & Frankel LLP at 1177 Avenue of the Americas, New York, New York 10036 on May 14, 2018 beginning at 9:30 a.m. (local time).
Information relevant to the business to be conducted at the Annual Meeting, as well as other information that may be of interest to you, is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
We will be using the Internet as our primary means of furnishing proxy materials to our stockholders. Accordingly, it is likely that you will not receive paper copies of our proxy materials. We have instead mailed to our stockholders a notice with instructions for accessing our proxy materials and voting by means of the Internet. The notice also contains instructions regarding the means by which our stockholders may obtain paper copies of our proxy materials if they so choose.
We hope that you will plan to attend the Annual Meeting. Your vote is important and to ensure that your shares will be represented and voted at the Meeting, we urge you to vote as soon as possible, even if you plan to attend. We have made arrangements allowing you to vote using the Internet, the telephone, or, if you receive a paper proxy card, postal mail service. If you attend the Annual Meeting, you will have the option of voting your shares in person even if you previously voted your proxy.
On behalf of the Board of Directors, thank you for your continued support and we look forward to seeing you at this year’s Annual Meeting.
Sincerely,
/s/ Kent S. Ellert
Kent S. Ellert
Chief Executive Officer

FCB FINANCIAL HOLDINGS, INC.
2500 Weston Road, Suite 300
Weston, Florida 33331

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FCB Financial Holdings, Inc., a Delaware corporation, will be held at the New York offices of Kramer Levin Naftalis & Frankel LLP at 1177 Avenue of the Americas, New York, New York 10036 on May 14, 2018 beginning at 9:30 a.m. (local time) for the following purposes:

1.
To amend and restate the FCB Financial Holdings, Inc. Restated Certificate of Incorporation to eliminate the classified structure of the board of directors and to eliminate the supermajority voting requirement for amendments to certain provisions of our Restated Certificate of Incorporation.

2.
To elect (a) all eleven directors, each of which is identified in the Proxy Statement, for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, if the stockholders approve the proposal to amend and restate the Restated Certificate of Incorporation, or (b) four Class I directors, each of which is identified in the Proxy Statement, for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, if the stockholders do not approve the proposal to amend and restate the Restated Certificate of Incorporation;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers (commonly referred to as “say-on-pay”);

4.	To ratify the Audit Committee’s selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.
You are urged to carefully consider the important information relating to these matters which is contained in the Proxy Statement accompanying this notice.
Our Board of Directors has fixed March 16, 2018, as the record date for the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. A complete list of those stockholders entitled to vote at the Annual Meeting will be made available for inspection by any stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting at our principal executive offices and at the Annual Meeting.
A proxy for use at the Annual Meeting in the form attached to this notice is being solicited by and on behalf of the Board of Directors of the Company from the holders of our Class A Common Stock. Stockholders with shares registered in their name or with appropriate documents may withdraw their proxies at the Annual Meeting in the event they attend the Annual Meeting and desire to vote in person, and they may revoke their proxies for any reason at any time prior to the voting thereof.
The approximate date on which the Proxy Statement, the accompanying proxy and our 2017 Annual Report, including financial statements, will first be made available to stockholders is April 4, 2018.

By order of the Board of Directors,

/s/ Stuart I. Oran
Stuart I. Oran
Corporate Secretary
Weston, Florida
April 4, 2018
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
As permitted under the rules and regulations of the U.S. Securities and Exchange Commission, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. Instead, a Notice of Internet Availability of Proxy Materials will be sent with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and for voting by means of the Internet. The notice will also provide information regarding the procedure by which stockholders may obtain paper copies of our proxy materials if they so choose. Our notice of 2018 Annual Meeting, Proxy Statement and 2017 Annual Report to Stockholders are available at www.floridacommunitybank.com under the Investor Relations tab and at www.envisionreports.com/FCB.

TABLE OF CONTENTS

FREQUENTLY ASKED QUESTIONS ABOUT OUR PROXY MATERIALS AND THE ANNUAL MEETING		1
Q:	Why am I receiving these materials?	1
Q:	What is contained in these materials?	1
Q:	Why did I receive a notice in the mail or by e-mail about the Internet availability of proxy materials instead of a full set of the materials?	1
Q:	Why did I receive more than one notice?	1
Q:	How do I get electronic access to the proxy materials?	1
Q:	What am I voting on?	2
Q:	Who can vote?	2
Q:	What if my shares are registered in more than one person’s name?	2
Q:	How do I vote?	2
Q:	What happens if I don’t give specific voting instructions on my proxy card?	2
Q:	Can I change my mind after I vote?	3
Q:	Can I vote at the Annual Meeting?	3
Q:	How many shares must be present to conduct business at the Annual Meeting?	3
Q:	How many votes are needed to amend and restate the Restated Certificate of Incorporation?	3
Q:	How many votes are needed to elect directors?	3
Q:	How many votes are needed to approve, on a nonbinding advisory basis, our named executive officer compensation?	3
Q:	How many votes are needed to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm?	3
Q:	Who will count the vote?	3
Q:	Who will pay the cost of soliciting votes for the Annual Meeting?	3
Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I get an additional copy of the materials?	4
Q:	Is my vote confidential?	4
Q:	How can I get a copy of FCB Financial Holdings, Inc.’s Annual Report on Form 10-K?	4
Q:	Where can I find the voting results of the Annual Meeting?	4
MATTERS SUBMITTED TO STOCKHOLDERS		5
PROPOSAL 1 – AMENDMENT AND RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION		5
PROPOSAL 2 - ELECTION OF DIRECTORS		7

2500 Weston Road, Suite 300
Weston, Florida 33331
PROXY STATEMENT
FREQUENTLY ASKED QUESTIONS ABOUT
OUR PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:
You are receiving these materials because you were a stockholder of FCB Financial Holdings, Inc. at the close of business on March 16, 2018, the date for determining those persons entitled to notice of, and to vote at, our 2018 Annual Meeting of Stockholders which is being held at the New York offices of Kramer Levin Naftalis & Frankel LLP on May 14, 2018 beginning at 9:30 a.m. (local time), and any adjournment or postponement of the Annual Meeting. Our Board of Directors is furnishing these materials in connection with its solicitation of proxies for use at the Annual Meeting. In these materials, the Board of Directors is referred to as the “Board” and FCB Financial Holdings, Inc. is referred to as “we,” “us” or the “Company”.

Q:	What is contained in these materials?

A:
Our proxy materials consist of this Proxy Statement and our 2017 Annual Report to Stockholders, which contains our audited financial statements. If you are receiving a printed version of these materials by mail, a proxy card and related return envelope will be included in the materials.

Q:	Why did I receive a notice in the mail or by e-mail about the Internet availability of proxy materials instead of a full set of the materials?

A:
Under rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have the ability to furnish our proxy materials over the Internet if we send each stockholder of record and each beneficial owner a written notice that the materials are available by Internet. All stockholders will have the ability to access our proxy materials on the website specified in the notice, free of charge, or to request that a printed set of the materials be sent to them. Instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials may be found in the notice. Stockholders may also request to receive proxy materials electronically by e-mail on an on-going basis.

Q:	Why did I receive more than one notice?

A:
If you received more than one notice, you have multiple accounts with brokers or our Transfer Agent. Please vote all of these shares. We also recommend that you contact your broker or our Transfer Agent, as applicable, to consolidate as many accounts as possible under the same name and address. Our Transfer Agent is Computershare Investor Services, Inc., which can be contacted by telephone at (800) 368-5948.

Q:	How do I get electronic access to the proxy materials?

A:
Our Proxy Statement and Annual Report to Stockholders are available on our website at www.floridacommunitybank.com under the Investor Relations tab and at www.envisionreports.com/FCB. The Notice of Internet Availability of Proxy Materials provides detailed instructions regarding how to view the proxy materials on the Internet, to execute a proxy and to instruct us to send future proxy materials to you electronically by e-mail. Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment.

If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What am I voting on?

A:	You are being asked to vote on the following:

•
To approve the amendment and restatement of the FCB Financial Holdings, Inc. Restated Certificate of Incorporation to eliminate the classified structure of the board of directors and to eliminate the supermajority voting requirement for amendments to certain provisions of our Restated Certificate of Incorporation;

•
The election of (a) all eleven directors, each of which is identified in the Proxy Statement, for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, if stockholders approve the proposal to amend and restate the Restated Certificate of Incorporation, or (b) four Class I directors, each of which is identified in the Proxy Statement, for a one-year term of office expiring at the 2019 Annual Meeting of Stockholders, if stockholders do not approve the proposal to amend and restate the Restated Certificate of Incorporation;

•	To approve, on a nonbinding advisory basis, the compensation of our named executive officers (commonly referred to as “say-on-pay”);

•	The ratification of the Audit Committee’s selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

•	Such other business as may properly come before the Annual Meeting and at any adjournments or postponements of the Meeting.
As of the date of this Proxy Statement, the Board knows of no other matters that will be brought before our Annual Meeting.

Q:	Who can vote?

A:
All persons that own shares of our Class A Common Stock directly in their name as the stockholder of record or indirectly through a broker, bank or other nominee as of the close of business on March 16, 2018 are entitled to cast one vote for each share owned. On that date, we had 46,620,545 shares of Class A Common Stock outstanding and entitled to vote.

Q:	What if my shares are registered in more than one person’s name?

A:
If you own shares that are registered in the name of more than one person, each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, the full title of the person signing the proxy must be given and a certificate must be furnished showing evidence of appointment.

Q:	How do I vote?

A:	You have four alternative methods to cast your vote. You may vote:

•	Over the Internet;

•	By telephone;

•	By completing, signing and returning the proxy card, if you requested to receive printed copies of our proxy materials; or

•	By attending the Annual Meeting and voting in person.
The Notice of Internet Availability of Proxy Materials contains instructions regarding access to your proxy card, which contains Internet and telephone voting instructions. If you requested to receive printed copies of our proxy materials, instructions for voting over the Internet, by telephone and by mail are set forth on the proxy card. Please follow the applicable instructions carefully.

Q:	What happens if I don’t give specific voting instructions on my proxy card?

A:
If you are a stockholder of record and submit a signed proxy card or submit your proxy by telephone or over the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board. If currently unanticipated matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

If you hold your shares in street name with a broker, bank or other nominee and do not provide specific voting instructions, then under the rules of the New York Stock Exchange, the broker, bank or other nominee holding your shares can generally vote the shares on routine matters, but cannot vote the shares on non-routine matters. At the Annual Meeting, the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm is considered a routine matter, and the other proposals which are scheduled to be voted on, or which may be properly presented at the Annual Meeting for a vote, are considered non-routine matters. If the broker, bank or other nominee holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee holding your shares will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Shares represented by broker non-votes will be counted in determining the existence of a quorum, but are not deemed entitled to vote and, therefore, will have no effect on the outcome of the voting other than to reduce the number of shares present in person or by proxy and entitled to vote from which the number of votes required for approval is calculated.

Q:	Can I change my mind after I vote?

A:	Yes, you can change your vote at any time before the polls close at the Annual Meeting. There are four methods by which you can effect a change in your vote:

•	Vote again by telephone or over the Internet prior to 11:59 p.m., Eastern Daylight Savings Time, on May 13, 2018;

•	Give written notice to the Corporate Secretary at the address specified on the first page of this Proxy Statement;

•	Deliver a later-dated proxy; or

•	Vote in person at the Annual Meeting.

Q:	Can I vote at the Annual Meeting?

A:
Yes, if you attend the Annual Meeting in person. Even if you plan to be present at the Annual Meeting, we urge you to vote your shares by proxy. If you vote your shares by proxy, you can change your mind and vote your shares at the Annual Meeting if you attend in person.

Q:	How many shares must be present to conduct business at the Annual Meeting?

A:
In order to conduct business at the Annual Meeting, a majority of the outstanding shares of our Class A Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy. This is typically referred to as a quorum.

Q:	How many votes are needed to amend the Restated Certificate of Incorporation?

A:
Our Restated Certificate of Incorporation requires the affirmative vote of more than 80% of the outstanding shares of our Class A Common Stock and entitled to vote at the meeting to amend the provisions of our Restated Certificate of Incorporation related to the classification of the board of directors and to eliminate the supermajority voting provisions. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to the amendment and restatement of our Restated Certificate of Incorporation will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” the approval of the amendment and restatement of our Restated Certificate of Incorporation, they will have the same effect as negative votes or votes against the matter.

Q:	How many votes are needed to elect directors?

A:
Directors are elected by a plurality of the votes cast in the election of directors, either in person or by proxy. Accordingly, the nominees who receive the largest number of “FOR” votes cast will be elected as directors. Stockholders cannot cumulate votes in the election of directors. Abstentions and broker non-votes have no effect on the outcome of the election.

Q:	How many votes are needed to approve, on a nonbinding advisory basis, our named executive officer compensation?

A:
The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the matter. A properly executed proxy marked “abstain” with respect to the approval of the compensation of our named executive officers will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” the approval of our executive compensation, they will have the same effect as negative votes or votes against the matter.

Q:	How many votes are needed to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm?

A:
Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” the ratification of the appointment of our independent registered public accounting firm, they will have the same effect as negative votes or votes against the matter.

Q:	Who will count the vote?

A:	A representative of Computershare Investor Services, Inc. will tabulate the votes and act as the inspector of election.

Q:	Who will pay the cost of soliciting votes for the Annual Meeting?

A:
The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing our proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its Transfer Agent, brokerage firms and other persons representing beneficial owners of shares of our Class A Common Stock for their expenses in forwarding solicitation material to such beneficial owners. We have engaged D.F. King & Co., Inc. to assist with the solicitation of votes for approximately $6,500, plus expenses. If you have questions on voting or need assistance, please call them at (212) 269-5550 (banks and brokers) and all others call (866) 751-6312 (toll-free).

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I get an additional copy of the materials?

A:
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we deliver a single copy of our proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of those stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of the proxy materials will be promptly delivered to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, or to receive a separate copy in the future, you may write or call us at the following address and telephone number:

FCB Financial Holdings, Inc.
Attn: Investor Relations
2500 Weston Road, Suite 300
Weston, Florida 33331
(305) 668-5420
Stockholders who hold shares in street name with a broker, bank or other nominee may contact their nominee to request information about householding. Stockholders sharing an address can request delivery of a single copy of our proxy materials if they are currently receiving multiple copies by following the same procedures outlined above.

Q:	Is my vote confidential?

A:
Yes. We encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed by the inspector of election except where (i) disclosure is required by applicable law, (ii) disclosure of your vote is expressly requested by you or (iii) we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced following the Annual Meeting.

Q:	How can I get a copy of FCB Financial Holdings, Inc.’s Annual Report on Form 10-K?

A:
Copies of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, are available to stockholders free of charge on our website at www.floridacommunitybank.com under the Investor Relations tab or by writing to FCB Financial Holdings, Inc., Investor Relations, 2500 Weston Road, Suite 300, Weston, Florida 33331. The Company’s 2017 Annual Report to Stockholders accompanies this Proxy Statement and contains a copy of our Annual Report on Form 10-K for the year ended December 31, 2017.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary results at the Annual Meeting and disclose preliminary, or final if available, results in a Current Report on Form 8-K within four business days after the Annual Meeting.

MATTERS SUBMITTED TO STOCKHOLDERS
PROPOSAL 1 – AMENDMENT AND RESTATEMENT OF
RESTATED CERTIFICATE OF INCORPORATION
After careful consideration and upon the recommendation of the Nomination and Governance Committee, our Board voted to approve, and to recommend to our stockholders that they approve, amendments to our Restated Certificate of Incorporation to:

•	eliminate the classified structure of the Board; and

•	eliminate the supermajority voting requirement for amendments to certain provisions of our Restated Certificate of Incorporation.
If the proposed amendments are approved by our stockholders, they will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we will do promptly after the Annual Meeting.
The full text of the proposed amendments to our Restated Certificate of Incorporation is set forth in Appendix A to this proxy statement. The general description of provisions of our Restated Certificate of Incorporation and the proposed amendments set forth herein are qualified in their entirety by reference to the text of Appendix A.
Vote Required
The affirmative vote of the holders of more than 80% of the outstanding shares of Class A Common Stock entitled to vote at the meeting is required to approve Proposal 1. Abstentions will have the same effect as shares voted against the Proposal. For the approval of Proposal 1, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting on the Proposal.
Declassify the Board of Directors
General.     We are asking you to approve an amendment to our Restated Certificate of Incorporation to eliminate the classified structure of our Board. If you approve this amendment, all directors elected by the stockholders at and after this Annual Meeting will be elected for one-year terms.
Our Restated Certificate of Incorporation currently divides the Board into three classes, with directors of each class being elected to serve three-year terms. This creates the staggered, or “classified,” board structure that has been in effect since we became a publicly traded company in 2014, and is currently being phased out over time under the existing provisions of the Restated Certificate of Incorporation. The Restated Certificate of Incorporation currently provides that after the first re-election of Class III directors for a three-year term (which election of Class III directors occurred at the 2017 annual meeting), each subsequent election of directors at any subsequent annual meeting shall elect the directors elected at such meeting for a one-year term expiring at the Company’s next annual meeting thereafter.
The proposed amendment would modify Section 6 of the Restated Certificate of Incorporation to accelerate the phase-out of our Board’s classified structure and eliminate that classified structure entirely at this Annual Meeting. If the amendment is adopted, then effective immediately upon such proposal, all of our Class II and Class III directors will resign, and all of the resigning directors will be nominated to stand for election to a one-year term expiring at our 2019 annual meeting, along with all of our Class I directors, whose term already expires at this Annual Meeting, and who have also been nominated to stand for election to a one-year term expiring at our 2019 annual meeting. As a result, assuming the proposed amendment is approved, at this Annual Meeting and at subsequent annual meetings, absent future changes to our board election procedures, all of our directors would be subject to election to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified.
Purpose of the Amendment.     In making its determination, the Board considered arguments in favor of and against continuation of the classified board and determined that it is in the Company’s best interests to propose to declassify its Board. In its review, the Board considered the advantages of maintaining the classified Board structure, including that a classified Board structure promotes Board continuity and stability and encourages a long-term perspective by company management, because a majority of directors will always have experience as directors of the Company. Classified boards also provide protection against certain abusive takeover tactics and more time to solicit higher bids in a hostile takeover situation because it is more difficult to change a majority of directors on the board in a single year. While the Board continues to believe that these are important considerations, the Board also considered potential advantages of declassification, including the ability of stockholders to evaluate directors annually. Annually elected boards are perceived by many institutional stockholders as increasing the accountability of directors to such stockholders. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Restated Certificate of Incorporation and recommended that the stockholders adopt these amendments by voting in favor of this proposal.
If our stockholders do not approve this proposal, then our classified Board structure will continue to be phased out over time under the existing provisions of the Restated Certificate of Incorporation. At this Annual Meeting, the Class I directors whose term expires at this Annual Meeting would stand for election for a term that expires at the 2019 annual meeting; at the 2019 annual meeting the Class I directors elected at this Annual Meeting (or their successors), as well as the Class II directors whose term expires at the 2019 annual meeting (or their successors), would stand for election for a term that expires at the 2020 annual meeting; and at the 2020 annual meeting all directors (or their successors) would stand for election for a term that expires at the 2021 annual meeting, so that at the 2020 annual meeting, and thereafter, all directors of the Company would be elected annually to serve one-year terms expiring at the next annual meeting following their election.

Eliminate Supermajority Voting Requirement for Amendment of Certain Provisions of Our Certificate of Incorporation
General.     We are asking you to approve an amendment to our Restated Certificate of Incorporation, the effect of which would be to eliminate supermajority voting requirements for approval of amendments to certain provisions of our Restated Certificate of Incorporation. The Restated Certificate of Incorporation currently requires the affirmative vote of the holders of more than 80% of the outstanding shares of Class A Common Stock entitled to vote thereon to amend or repeal, or to adopt any provision inconsistent with, the following provisions of our Restated Certificate of Incorporation:

•	provisions related to the size, classes, the terms of office and election of the Board (Section 6); and

•	provisions governing amendments to the Restated Certificate of Incorporation and bylaws (Section 8).
If the proposed amendment is approved and adopted by the stockholders, the relevant voting requirement to approve amendments to such provisions of our Restated Certificate of Incorporation in the future would be a majority of the outstanding shares of Class A Common Stock entitled to vote thereon.
Purpose of the Amendment.     After evaluation, the Board has determined that, while the current supermajority voting requirements imposed by the Restated Certificate of Incorporation are designed to ensure that interests of all stockholders are fully protected, the Board recognizes that there are different perspectives on this matter and compelling arguments for the elimination of supermajority voting requirements to amend a company’s charter, including growing sentiment that the elimination of such a provision provides stockholders greater ability to participate in the corporate governance of a company. The Board has also determined that an increasing number of companies are beginning to view such a voting requirement as overly burdensome. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Restated Certificate of Incorporation and recommended that the stockholders adopt these amendments by voting in favor of this proposal.
If our stockholders do not approve this proposal, amendment or repeal of the provisions of our Restated Certificate of Incorporation referenced above will continue to require the approval of more than 80% of the outstanding shares of Class A Common Stock entitled to vote thereon.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL
OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL 2 – ELECTION OF DIRECTORS
General
The business and affairs of the Company are managed by and under the direction of the Board of Directors, subject to any limitations and restrictions set forth in our Restated Certificate of Incorporation, our bylaws and the General Corporation Law of Delaware. Historically, our directors also have served as directors of our wholly-owned subsidiary, Florida Community Bank, N.A., or the Bank. Our directors’ service on the Board of Directors of the Bank is subject to applicable regulatory consent or non-objection.
Our Board is currently comprised of eleven members. The number of members of the Board may be fixed from time to time by resolution of the Board, but shall not be less than seven nor more than fifteen. Historically, the Board has been divided into three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III. Each director serves a term ending on the date of the third annual meeting following the annual meeting at which such director was elected such that the term of one class expires at each annual meeting (subject to the scheduled declassification described in the following paragraph). The term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.
Previously Scheduled Declassification
Our Restated Certificate of Incorporation currently provides that after the first re-election of Class III directors for a three-year term (which election of Class III directors to occurred at our 2017 Annual Meeting), each subsequent election of directors at any subsequent annual meeting shall elect the directors elected at such meeting for a one-year term expiring at our next annual meeting thereafter. Accordingly, at the 2018 Annual Meeting the Class I directors whose term expires at the 2018 Annual Meeting (or their successors) are scheduled to stand for election for a term that expires at the 2019 Annual Meeting; at the 2019 Annual Meeting the Class I directors elected at the 2018 Annual Meeting (or their successors), as well as the Class II directors whose term expires at the 2019 Annual Meeting (or their successors), are scheduled to stand for election for a term that expires at the 2020 Annual Meeting; and at the 2020 Annual Meeting all directors (or their successors) are scheduled to stand for election for a term that expires at the 2021 Annual Meeting, so that at the 2020 Annual Meeting, and thereafter, all directors of the Company are scheduled to be elected annually to serve one-year terms expiring at the next annual meeting following their election.
Proposed Accelerated Declassification
Acting on the recommendation of the Board’s Nomination and Governance Committee, our Board approved an amendment to our Restated Certificate of Incorporation to eliminate the classified Board and recommended that the amendment be submitted to the stockholders for approval. If Proposal 1 is approved, in order to make the declassification of the Board effective at this Annual Meeting under Delaware law, each member of our Board whose term does not expire at this Annual Meeting will resign, effective upon stockholder approval of Proposal 1 and the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. All director nominees will then stand for election to a one-year term. If Proposal 1 is not approved, we will continue to have a classified Board (subject to the previously scheduled declassification described in the preceding paragraph) and the directors whose terms expire at this Annual Meeting, Messrs. Ellert, Curd, Luterman and Novelly, will stand for election to a one-year term expiring at the 2019 Annual Meeting.
Direction Nominees
If Proposal 1 is approved, our Board will be declassified and each of the nominated directors will stand for election at this Annual Meeting for a one-year term expiring at the 2019 Annual Meeting and until their respective successors have been duly elected and qualified. Upon the recommendation of the Nomination and Governance Committee, the Board has nominated Vincent S. Tese, Les J. Lieberman, Kent S. Ellert, Alan S. Bernikow, Thomas E. Constance, Howard R. Curd, Gerald Luterman, William L. Mack, Paul Anthony Novelly, Stuart I. Oran, and Frederic Salerno for election to the board for a one-year term.
In the event Proposal 1 is not approved, our Board will remain classified and each Class II director (Messrs. Bernikow, Constance, Mack and Salerno) will continue to serve three-year terms expiring in 2019, and each Class III director (Messrs. Tese, Lieberman and Oran) will continue to serve three-year terms expiring in 2020. Upon the recommendation of the Nomination and Governance Committee, the Board has nominated Messrs. Ellert, Curd, Luterman and Novelly for election to the Board to a one-year term expiring at the 2019 Annual Meeting and until their respective successors have been duly elected and qualified, in the event Proposal 1 is not approved.
Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.
The affirmative vote of a plurality of the votes cast at the meeting is required to elect the director-nominees as directors. This means that the nominees will be elected if they receive more affirmative votes than any other person.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE DIRECTOR-NOMINEES.

Set forth below is biographical information concerning each of the director nominees. The biographical information includes a description of the nominee’s specific experience, qualifications, attributes and skills that the Nomination and Governance Committee and the Board considered in determining to recommend the nominee for election to the Board. The stated ages of the nominees are as of the date of the Annual Meeting.
Vincent S. Tese, 75. Vincent S. Tese has served as Executive Chairman of the Company since November 3, 2009, and as a director of the Company since October 1, 2010. Mr. Tese has served as the Bank’s Executive Chairman and as a director of the Bank since January 22, 2010. Mr. Tese, a lawyer, investment advisor and cable television executive, served New York State by appointment of Governor Mario M. Cuomo from the outset of the Cuomo Administration through December 1994. Appointed State Superintendent of Banks in 1983, Mr. Tese in March 1985 was named Chairman and Chief Executive Officer of the Urban Development Corporation and, in 1987, Director of Economic Development for New York State, which added to his portfolio the titles of Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. He was appointed a Commissioner of the Port Authority of New York and New Jersey in 1991 and elected its vice chairman in 1992. From 1973 to 1977, he was a partner in Tese & Tese, attorneys, and from 1977 to 1982 a partner in the Sinclair Group, involved in commodities trading and investment management. In 1976, Mr. Tese co-founded Cross Country Cable TV, which operated CATV systems in New Jersey, Virginia, Illinois, Arizona, California and Puerto Rico. He recently served as Chairman of Cross Country Wireless, CATV systems in Riverside, San Diego and Los Angeles, California and in several other states. Cross Country Wireless was sold to Pacific Telesis in July of 1995. Mr. Tese is also a director of several corporations, including AMC Networks, Inc., ICE Clear Credit LLC, Intercontinental Exchange, Inc., Mack-Cali Realty Corporation, Madison Square Garden, Inc. and New York Racing Association, Inc. In addition, he is Trustee of New York University School of Law and New York Presbyterian Hospital. Mr. Tese received a Bachelor’s degree in accounting from Pace University in 1966 and following two years as first lieutenant with the U.S. Army, a Juris Doctor degree from Brooklyn Law School in 1972 and a Master of Laws degree in taxation from New York University School of Law in 1973. Mr. Tese’s extensive experience in the banking and finance industries provides the Board of Directors with insight into regulatory and related matters and his leadership and visibility as a member of various other boards of directors provide the Company with considerable value as to business and economic perspective and other matters.
Les J. Lieberman, 61. Les J. Lieberman has served as Executive Vice Chairman of the Company since November 3, 2009, and as a director of the Company since October 1, 2010. Mr. Lieberman has served as the Bank’s Executive Vice Chairman and as a director of the Bank since January 22, 2010. Until December 31, 2009, as the executive managing director, Mr. Lieberman actively managed Sterling Partners, LLC, a merchant banking and asset management business that he founded in 1999. Sterling Partners was the investment manager of Suez Equity Investors, L.P., a private equity fund of which Mr. Lieberman was the managing general partner. Prior to founding Sterling Partners, Mr. Lieberman served as Executive Managing Director of Indosuez Capital, the middle market U.S. lending business of Banque Indosuez. In that role, he was responsible for all merchant banking, senior loan and mezzanine debt underwriting, subordinated debt investing, private equity investment and asset management activities of Indosuez Capital, including loan origination, analysis, approval and monitoring. From 1989 to 1992, Mr. Lieberman served as a Managing Director in the mergers and acquisitions department of Kidder Peabody & Co., where he also was a member of the investment banking department’s operating committee. From 1985 to 1989, he headed the Financial Services M&A Group at Drexel Burnham Lambert, an investment banking firm, where he was responsible for mergers and acquisitions involving banking institutions. Prior to that, Mr. Lieberman was at the accounting firm of Main Hurdman, where he was a Certified Public Accountant. Mr. Lieberman received a Master of Business Administration degree from the University of Pennsylvania’s Wharton School of Business and Finance and a Bachelor of Arts degree from Franklin and Marshall College, where he was elected to Phi Beta Kappa. Mr. Lieberman possesses valuable experience in a broad array of bank and finance related areas including as the founder and the senior manager of the U.S. division of a global bank that focused on underwriting, lending, private equity investing and asset management; as a senior banker and a senior management member in financial services mergers and acquisitions; and as a former CPA. This experience enables him to bring to the Board of Directors valuable insight regarding a variety of areas of the Bank including investment activity, risk management, credit review, acquisition analysis and capital markets.
Kent S. Ellert, 54. Kent S. Ellert is a founding member and Chief Executive Officer of FCB Financial Holdings, Inc. Mr. Ellert has served as Chief Executive Officer of the Company since March 22, 2013, as Chief Operating Officer of the Company from November 3, 2009 to March 21, 2013, and as a director of the Company since October 1, 2010. Mr. Ellert has served as Chief Executive Officer of the Bank since January 26, 2013, as Chief Operating Officer of the Bank from January 22, 2010 to January 25, 2013, and as a director of the Bank since January 22, 2010. From October 2009 until our purchase of certain assets of Premier American Bank on January 22, 2010, Mr. Ellert assisted us with the identification of target depository institutions as a consultant to the Company.
Mr. Ellert began his banking career in 1985 and in 1989 joined Wachovia (legacy First Union), beginning a career path of leadership in key markets throughout the state of Florida. During his tenure at Wachovia, he served as President of the North Florida, Broward, and Gulf Coast regions and held a leadership role in the successful mergers of Wachovia and SouthTrust Bank. In 2007, Mr. Ellert joined Fifth Third Bank as South Florida President and Chief Executive Officer. In the midst of the most turbulent times in Florida banking history, he saw great opportunity to build a strong independent Florida bank which led him to begin his pursuit leading to the formation of FCB Financial Holdings, Inc.
He is currently a member of Enterprise Florida, serving as the New Board Investor. In the past, he has served on the board of directors of Florida Gulf Coast University, Lutgert College of Business and is a prior member of the board of the Economic Development Council, where he was the Vice Chairman of the Membership and Investment Committee. Mr. Ellert held the position of Chair of the Museum of Science and Discovery and Deliver the Dream where he supported various civic and social initiatives. Mr. Ellert is a graduate of the University of Texas at Austin, where he received his Bachelor of Business Administration degree in accounting, and the University of Houston, where he received his Master in Business Administration degree with a concentration in finance. Mr. Ellert brings to the Bank valuable experience in the management and operations of a regional bank, and his experience and contacts in the Florida region also serve as a valuable resource for the Board of Directors.
Alan S. Bernikow, 77. Alan Bernikow has served as a director of the Company since October 1, 2010, and as a director of the Bank since January 22, 2010. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP, or D&T, a global professional services firm. Prior to that, Mr. Bernikow held various senior executive positions at D&T and certain of its predecessor companies, which he joined in 1977. Mr. Bernikow currently serves as a director of Revlon, Inc., a worldwide cosmetics and beauty care products company listed on the New York Stock Exchange, as a director and chairman of the audit committee and compensation committee of Mack-Cali Realty Corporation, a real estate investment trust traded on the New York Stock Exchange. He also serves as a director or trustee, and chairman of the audit committees, of certain funds for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates, serves as investment advisor, sub-advisor or manager. As a result of Mr. Bernikow’s long career in various operating and directorship positions, he provides the Board of Directors with business, leadership and management experience and insights into many aspects of our operations.
Thomas E. Constance, 81. Thomas E. Constance has served as a director of the Company since October 1, 2010, and as a director of the Bank since March 15, 2010. Mr. Constance is Co-Chairman, and since 1994 a partner, of Kramer Levin Naftalis & Frankel LLP, a law firm based in New York City which the Company has retained to provide certain legal services. From 1973 to 1994, Mr. Constance was with the law firm of Shea & Gould. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent’s Services. He has served as a director of SIGA Technologies, Inc. since 2001. Mr. Constance received a Bachelor of Science degree from New York University and a Bachelor of Law degree from St. John’s University School of Law. As a practicing attorney, Mr. Constance brings to the Board of Directors an extensive history of counseling both public and private companies with respect to governance matters and other legal-related issues that may arise.
Howard R. Curd, 79. Howard Curd has served as a director of the Company since October 1, 2010, and as a director of the Bank since September 1, 2010. A seasoned executive, Mr. Curd has been Chairman of the Board and Chief Executive Officer of Uniroyal Global Engineered Products, Inc. since 2003. He recently retired as a director of A. Schulman, Inc., an international supplier of plastic compounds and resins and NASDAQ listed company, having served on its Audit Committee and as Chair of its Strategic Planning Committee. He has also served as a director of KeySpan Corporation and its predecessors, and of Emcore Corporation. Mr. Curd brings a long history of banking and general business experience to the Board of Directors.
Gerald Luterman, 74. Gerald Luterman has served as a director of the Company since October 1, 2010, and as a director of the Bank since January 22, 2010. Mr. Luterman served as Executive Vice President and Chief Financial Officer of KeySpan Corporation, a large gas distribution and integrated energy company, from 1998 to 2007, when KeySpan was acquired by National Grid plc. Before joining KeySpan, Mr. Luterman was Senior Vice President and Chief Financial Officer of Arrow Electronics. In addition, Mr. Luterman was a principal with Booz-Allen & Hamilton. Mr. Luterman is currently a director of HRG Group Inc., a New York Stock Exchange-listed diversified holding company where he serves on the audit, compensation and governance and nomination committees. Mr. Luterman is also currently a trustee of the Lutheran Medical Center. Mr. Luterman served on the boards of directors of NRG Energy from 2008 to 2014, IKON Office Solutions, Inc. from 2003 to 2008 and U.S. Shipping Partners from 2006 to 2009. He was a member of the Financial Executive Institute and the American Gas Association, where he served as Chairman of the Finance Committee. Mr. Luterman brings many years of experience as a chief financial officer, which, among other things, provides the Board of Directors with valuable insight into financial direction, financial statements and general corporate finance matters for the Bank and the Company.
William L. Mack, 78. Bill Mack has served as a director of the Company since October 1, 2010, and as a director of the Bank since September 1, 2010. He is the Chairman and founder of the Mack Real Estate Group, a director of the Hudson’s Bay Company, the Chairman of the board of directors and Chairman of the Executive Committee of the board of directors of Mack-Cali Realty Corporation, a real estate investment trust traded on the New York Stock Exchange, and the President and Senior Managing Partner of The Mack Company. Mr. Mack has served as a member of the Mack-Cali board of directors and as Chairman of the Executive Committee of that board since 1997, and as its Chairman since 2000. At The Mack Company, Mr. Mack pioneered the development of large, class A office properties and helped to increase The Mack Company’s real estate portfolio to approximately 20 million square feet. Mr. Mack previously served as the Chairman and Founder of AREA Property Partners (f/k/a Apollo Real Estate Advisors, L.P.) from 1993 to 2013. In addition, Mr. Mack is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners LLC. He previously served as a board member of the Regional Advisory Board of JPMorgan Chase from 1995 to 2013; as a member of the boards of directors of Retail Opportunity Investments Corporation, from 2009 to 2010; City and Suburban Financial Corporation, from 1988 to 2007; Vail Resorts, Inc., from 1993 to 2004; and Wyndham International, Inc., from 1999 to 2005. Mr. Mack is a vice chairman of Northwell Health (formerly known as the North Shore-Long Island Jewish Health System), chairman of the board for the Solomon R. Guggenheim Foundation, and Trustee and Executive Committee member of Lenox Hill Hospital. He also is trustee emeritus of the Board of Trustees of the University of Pennsylvania and Chairman Emeritus of the Board of Overseers of The Wharton School of Business and Finance at the University of Pennsylvania. Mr. Mack attended The Wharton School and has a Bachelor of Science degree in business administration and finance and real estate from

New York University. Mr. Mack’s extensive business experience, particularly in the area of real estate, provides the Board of Directors with valuable insight with respect to matters related to real estate banking products offered by the Bank.
Paul Anthony Novelly, 74. Tony Novelly has served as a director of the Company since October 1, 2010, and as a director of the Bank since September 23, 2010. He is Chairman and Chief Executive Officer of Apex Oil Company, Inc., a privately held company based in St. Louis, Missouri engaged in the trading, storage, marketing and transportation of petroleum products, including liquid terminal facilities in the Midwest and Eastern United States, and towboat and barge operations on the inland waterway system. Mr. Novelly is President and a director of AIC Limited, a Bermuda-based oil trading company, Chairman and CEO of World Point Terminals, LP, which owns and operates petroleum storage facilities in the United States, and Chief Executive Officer of St. Albans Global Management, Limited Partnership, LLP, which provides corporate management services. He currently serves on the board of directors at Boss Holdings, Inc., a distributor of work gloves, boots and rainwear and other consumer products, and serves as Chairman and CEO of FutureFuel Corp., a publicly held owner and operator of a biofuel and specialty chemical plant in Batesville, Arkansas. Mr. Novelly brings extensive expertise in business, commodities, and consumer products to the Board of Directors.
Stuart I. Oran, 67. Stuart I. Oran has served as Secretary and as a director of the Company since October 1, 2010, and as Secretary and as a director of the Bank since January 22, 2010. He served as Executive Vice President and Chief Administrative Officer of the Company from November 3, 2009 to December 31, 2012, and of the Bank from January 22, 2010 to December 31, 2012. Mr. Oran is a Partner at Liberty Hall Capital Partners, a private equity firm focused on the acquisition of businesses serving the aerospace and defense sectors. From 1994 to 2002, he was a senior executive at United Airlines/UAL Corporation, an international air carrier listed on NASDAQ, with global responsibility for their legal, governmental and regulatory affairs and profit and loss responsibility for United’s International Division ($6 Bn/ 12,000 employees), and was CEO of its business aviation line of business. Previously, Mr. Oran was a corporate partner at the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison, which he joined in 1974. Mr. Oran is a director of OHA Investment Corporation, a specialty finance business listed on NASDAQ, Red Robin Gourmet Burgers, a national casual dining chain listed on NASDAQ, and Accurus Aerospace Corporation and AIM Aerospace, privately held aerospace businesses, and has been a director of Wendy’s International, Inc., the owner and franchisor of the Wendy’s® restaurant system, which is listed on the New York Stock Exchange, and Deerfield Capital Corp, an institutional asset manager that was listed on NASDAQ. Mr. Oran received a Bachelor of Science degree from Cornell University and a Juris Doctor degree from the University of Chicago Law School. Mr. Oran’s years of experience as a merchant banker, business executive and practicing attorney, his years of regulatory oversight experience, and as a director of several public and private companies, enables him to bring to the Board of Directors important perspectives on issues relating to regulatory and governance matters, corporate finance and leadership.
Frederic Salerno, 73. Fred Salerno has served as a director of the Company since October 1, 2010, and as a director of the Bank since July 28, 2010. Mr. Salerno is a retired Vice Chairman and Chief Financial Officer of Verizon Communications Inc., a position he held from June 2000 to October 2002. Prior to that, Mr. Salerno served as Vice Chairman and Chief Financial Officer of Bell Atlantic Corporation (Verizon’s predecessor) from August 1997. Before the merger of Bell Atlantic and NYNEX Corporation, Mr. Salerno served as Vice Chairman, Finance and Business Development of NYNEX from 1994 to 1997. Mr. Salerno was Vice Chairman of the Board of NYNEX and President of the NYNEX Worldwide Services Group from 1991 to 1994. Mr. Salerno is a director of Akamai Technologies, Inc., Intercontinental Exchange, Inc., and Associated Capital. He earned a Master of Business Administration degree from Adelphi University and is a trustee of Manhattan College. Mr. Salerno brings many years of business experience to the Board of Directors, which, among other things, provides the Board of Directors with valuable insight into general corporate and business matters for the Bank and the Company.
BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Governance Role of the Board of Directors
Our business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. The Board establishes overall corporate policies, evaluates our chief executive officer and senior leadership team, and acts as an advisor and counselor to management. The Board also oversees our business strategy and planning, as well as the performance of management in executing our comprehensive business plan and managing our day-to-day operations.
Board Role in Oversight of Risk
Our Board of Directors, together with the board of directors of the Bank and the executive, audit, compensation and nomination and governance committees of the boards of directors of the Company and the Bank, coordinate with each other to provide enterprise-wide oversight of our management and handling of risk. In addition, the boards of directors of the Company and the Bank have established the Joint Enterprise Risk Management Committee consisting of independent directors, to assist in the oversight of risk. These committees report regularly to the Bank’s full board of directors on risk-related matters and provide the Bank’s board of directors with integrated insight about the Bank’s management of strategic, credit, interest rate, financial reporting, technology, liquidity, compliance, operational and reputational risks. In addition, the Bank’s board of directors has a Loan and Credit Policy Committee and Asset/Liability Management

and Investment Committee, each of which provides risk management for the Bank in their respective areas of oversight. The management of the Bank also provides reports to our management and boards of directors regarding risk management. In addition, the Company’s management also provides additional risk oversight at the holding company level by assisting the Bank with the management of our securities portfolio, loan review, internal audit, compliance and asset liability/liquidity structure. The Bank’s board of directors has also established a management-level Enterprise Risk Management Committee to assist in the oversight of risk.
The Bank and the Company typically hold joint meetings, reflecting the identical composition of the boards of directors of such entities. At meetings of the Bank’s board of directors and its committees, directors receive regular updates from management regarding risk management. The Bank’s chief risk officer, chief financial officer and chief credit officer, who are responsible for instituting risk management practices that are consistent with our overall business strategy and risk tolerance, report directly to Mr. Ellert, our Chief Executive Officer, and lead management’s risk discussions at meetings of the Bank’s board of directors and its committees. Given the joint nature of the meetings of the Bank and the Company, the contents of such discussions are also conveyed to our Board of Directors in situations where it is appropriate to address such matters at the holding company level. Outside of formal meetings, members of our Board of Directors and the board of directors of the Bank have regular access to senior executives of the Bank, including the chief credit officer and chief financial officer.
Director Independence
The Board of Directors currently consists of 11 members. In order to determine which of our directors may qualify as independent directors, we have adopted the director independence standards of the New York Stock Exchange. The Board of Directors has reviewed each of the directors’ relationships with the Company in conjunction with such standards and has affirmatively determined that the following 7 members of the Board of Directors are “independent” within the meaning of such rule: Messrs. Curd, Bernikow, Luterman, Novelly, Mack, Constance, and Salerno.
Board Leadership Structure
The Executive Chairman of the Board of Directors presides at all meetings of the Board of Directors of the Company. The Executive Chairman is appointed on an annual basis by the members of the Company’s Board of Directors, to serve at its pleasure. Mr. Salerno currently serves as the Lead Director and presides at all meetings of the non-management directors. Our Nomination and Governance Committee and Board believe that our current Board leadership structure ensures a strong and independent Board of Directors, provides effective governance, and creates appropriate oversight for the long-term benefit of our stockholders. The Board believes our current Board leadership structure is appropriate for several reasons, including: (i) Mr. Tese’s extensive knowledge of our Company, our business, operations and industry, obtained through his more than eight years of service to our Company, which benefit Board leadership and the Board’s decision-making process through his active role as Executive Chairman; (ii) unification of Board leadership and strategic direction as implemented by Mr. Ellert and other members of our management; and (iii) appropriate balance of risks relating to concentration of authority through the oversight of our independent and engaged Lead Director and Board.
The offices of Executive Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company are separated-Mr. Tese has been appointed as Executive Chairman of the Company’s Board of Directors and Mr. Ellert is the Company’s Chief Executive Officer. The Company does not have a fixed policy with respect to the separation of the offices of the Chairman or Executive Chairman of the Board of Directors and Chief Executive Officer of the Company. We believe that the separation of the offices is currently appropriate and that it is in our best interests to make these determinations from time to time.
Board of Directors Meetings and Attendance
The Board of Directors held four meetings during 2017. All of the directors attended at least 75% of the total of all meetings of the Board and Board committees on which they served during 2017.
Committees of the Board of Directors
The standing committees of the Board include the Executive Committee, Audit Committee, Compensation Committee, and Nomination and Governance Committee, as well as the Joint Enterprise Risk Management Committee of the Company and the Bank. Each standing committee operates under a written charter. Copies of the charters for the Audit Committee, the Compensation Committee and the Nomination and Governance Committee are available on our website at www.floridacommunitybank.com under the Investor Relations tab and may also be obtained without charge by written request to Investor Relations, FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331.
Executive Committee
The Company’s Executive Committee consists of three directors (Messrs. Tese, Lieberman and Ellert). Mr. Tese serves as Chairman of the Executive Committee. The Executive Committee’s primary purpose is to act on behalf of the full Board of Directors during the intervals between meetings of the Board, usually when timing is critical. The Executive Committee may also, from time to time, formulate and recommend to the Board of Directors for approval general policies regarding management of the business and affairs of the Company. The Executive Committee of the Company has the power to authorize and approve on behalf of the Company, any acquisition of operations of any failed bank (including through the acquisition of assets and assumption of liabilities) from the FDIC, so long as the incremental capital contributed by the Company to the Bank (or such other qualified subsidiary of the Company, if any, as may effect such acquisition) in order to effect such acquisition does not exceed $125 million. The Executive Committee of the Bank has the power to authorize and approve on behalf of the Bank any acquisition of operations of any failed bank (including through the acquisition of assets and assumption of liabilities) from the FDIC, so long as the asset size of the acquisition target as reported on the acquisition target’s most recent Call Report does not exceed 15% of the Bank’s total assets as reported on its most recent Call Report.
Audit Committee
The Company’s Audit Committee consists of three directors (Messrs. Bernikow, Luterman and Salerno), all of whom have been determined to be independent by the Board of Directors under the independence standards of the New York Stock Exchange. The Board of Directors also has determined that each member of the Audit Committee qualifies as an “audit committee financial expert,” as such term is defined in applicable SEC regulations, and that each of them meets the New York Stock Exchange standard of possessing accounting or related financial management expertise. Mr. Bernikow serves as the chairman of the Audit Committee, whose primary duties include the oversight of (i) the independent registered public accounting firm’s qualifications and independence; (ii) the performance of the Company’s internal audit function and independent registered public accounting firm; and (iii) management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to safeguard the assets and income of the Company, assure the integrity of the Company’s financial statements and maintain compliance with the Company’s ethical standards, policies, plans and procedures, and with laws and regulations. The Audit Committee charter also mandates that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee held four meetings during 2017.
Compensation Committee
The Company’s Compensation Committee consists of five directors (Messrs. Salerno, Bernikow, Curd, Novelly and Luterman), all of whom have been determined to be independent by our Board of Directors under the independence standards of the New York Stock Exchange. Mr. Salerno serves as Chairman of the Compensation Committee. The Compensation Committee held six meetings during 2017.
The Compensation Committee reviews and recommends to the Board policies relating to compensation and benefits of our officers. The Compensation Committee also has authority to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, including, without limitation, the Executive Chairman and the Executive Vice Chairman and other members of senior management, evaluates the performance of these officers in light of those goals and objectives, and recommends to the Board the compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under our stock plans. Under the Compensation Committee charter, the Compensation Committee may delegate its responsibilities to subcommittees of the Compensation Committee as necessary or appropriate, and has the authority to approve the delegation of authority to the Company’s director of human resources or other appropriate officer to administer and amend the Company’s compensation and benefits programs, including the authority to interpret the program in individual cases when appropriate.
The Compensation Committee has the authority under its charter to retain or obtain the advice of compensation consultants, independent legal counsel or other advisors to assist with the execution of its duties and responsibilities and is directly responsible for the appointment, compensation and oversight of the work of such consultants, independent legal counsel and other advisors. In 2017, the Compensation Committee engaged Compensation Advisory Partners, LLC as an independent advisor to assist the Compensation Committee in determining and evaluating director and executive officer compensation. Compensation Advisory Partners reported directly to the Compensation Committee and provided the following consulting services to the Compensation Committee in 2017:

•	Analysis of director and executive officer compensation as compared to peer institutions, industry data and evaluation of current practices and market trends in the banking industry; and

•	Advisory services concerning several director and executive officer compensation related issues.
The Compensation Committee assessed the independence of Compensation Advisory Partners, taking into consideration all factors specified in the New York Stock Exchange listing standards. Based on this assessment, the Compensation Committee determined the engagement of Compensation Advisory Partners did not raise any conflict of interest.
Nomination and Governance Committee
The Company’s Nomination and Governance Committee consists of four directors (Messrs. Mack, Novelly, Bernikow and Luterman), all of whom have been determined to be independent by our Board of Directors under the independence standards of the New York Stock Exchange. Mr. Mack serves as Chairman of the Nomination and Governance Committee. The Nomination and Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nomination and Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to our Board concerning governance matters as well as reviewing and making recommendations to the Board regarding Board compensation. The Nomination and Governance Committee held one meeting during 2017.
Joint Enterprise Risk Management Committee
The Joint Enterprise Risk Management Committee of the Company and the Bank consists of three directors (Messrs. Curd, Constance and Salerno), all of whom have been determined to be independent by our Board of Directors under the independence standards of the New York Stock Exchange. Mr. Curd serves as Chairman of the Joint Enterprise Risk Management Committee. The purpose of the Joint Enterprise Risk Management Committee is to assist the boards of directors of the Company and the Bank in fulfilling their responsibilities with respect to ensuring that an effective process is in place for the ongoing identification and assessment of risk, approving risk appetite and related metrics and reviewing risk profile, approving risk management policies, monitoring certain regulator-mandated requirements, and assessing the overall adequacy of the risk management function.
Compensation Committee Interlocks and Insider Participation
None of the directors who serve on the Compensation Committee of the Company and the Bank has ever been employed by the Company or the Bank. None of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving on our boards of directors or on our Compensation Committee.
Corporate Governance Guidelines
The Company’s Corporate Governance Guidelines are available on our website at www.floridacommunitybank.com under the Investor Relations tab.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and principal accounting officer. The code of business conduct and ethics is available on our website at www.floridacommunitybank.com under the Investor Relations tab. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Director Compensation
Each director who is not an employee of the Company receives an annual retainer of $100,000 per calendar year as compensation for his services as a member of the Board of Directors, which, at the director’s option, may be paid in restricted stock units. In addition, each non-employee directors receives an annual equity-based award. We do not pay our employee-directors any additional compensation for their services as directors. During the fiscal year ended December 31, 2017, non-employee directors of the Company received total compensation as shown in the following table:

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Alan S. Bernikow	—	190,890	—	—	—	—	190,890
Thomas E. Constance	100,000	90,900	—	—	—	—	190,900
Howard R. Curd	100,000	90,900	—	—	—	—	190,900
Gerald Luterman	—	190,890	—	—	—	—	190,890
William L. Mack	—	190,890	—	—	—	—	190,890
Paul Anthony Novelly	100,000	90,900	—	—	—	—	190,900
Stuart I. Oran	100,000	90,900	—	—	—	174,996 (2)	365,896
Frederic Salerno	—	190,890	—	—	—	—	190,890

(1)
The amounts in the “stock awards” column represent the aggregate grant date fair value of the restricted stock units awarded during the applicable year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718. The fair value of each restricted stock unit is estimated to be equal to the closing market price of our common stock.

(2)	Reflects fees paid to Mr. Oran in respect of consulting services rendered on a variety of securities and corporate governance related matters.

The table below shows the aggregate number of unexercised stock options held by directors (other than Messrs. Ellert, Tese and Lieberman) as of December 31, 2017. At December 31, 2017, none of the directors held any unvested stock awards.

Stock Options (In Shares) (1)
Alan S. Bernikow	153,000
Thomas E. Constance	103,000
Howard R. Curd	30,000
Gerald Luterman	166,400
William L. Mack	140,000
Paul Anthony Novelly	—
Stuart I. Oran	141,239
Frederic Salerno	153,000

(1)	Excludes 2009 Warrants. All stock options included in this table were awarded with a ten-year term.
Director Nominating Process
The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders. The Nomination and Governance Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors membership recommendations, the Nomination and Governance Committee may also consider advice and recommendations from others, including stockholders, as it deems appropriate.
The Nomination and Governance Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of nomination for Board membership. The Nomination and Governance Committee has not identified any specific minimum qualifications that must be met for a person to be considered as a candidate for director. However, Board candidates are selected based on various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nomination and Governance Committee considers appropriate in the context of the needs of the Board of Directors.
Historically, our Nomination and Governance Committee and Board have reviewed a number of factors, including diversity, in considering candidates for board membership. On February 21, 2018, our Board adopted a formal policy to enhance diversity among the board membership. The policy requires that the initial list of candidates from which new management-supported director nominees are chosen by the Nomination and Governance Committee include (but need not be limited to) qualified women and minority candidates, and that any third-party consultants asked to furnish such an initial list of candidates be requested to include such candidates.
Candidates Nominated by Stockholders
The Nomination and Governance Committee will also consider nominees recommended by stockholders. Pursuant to our bylaws, stockholders who wish to nominate a candidate for consideration by the Nomination and Governance Committee for election at the 2019 Annual Meeting may do so by delivering written notice, no earlier than January 14, 2019 and no later than February 13, 2019, of such nominees’ names to FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331, Attention: Corporate Secretary. Any stockholder of record or beneficial owner of common stock on whose behalf a nomination is being proposed must (i) be a stockholder of record or beneficial owner on the date of the giving of such notice, on the record date for the determination of stockholders entitled to notice of and to vote at the 2019 Annual Meeting of stockholders and at the time of the 2019 Annual Meeting of stockholders and (ii) comply with the applicable notice procedures set forth in our bylaws.
Our bylaws require that certain information must be included in the notice provided to the Company’s Corporate Secretary regarding the nomination and the stockholder giving the notice, the beneficial owner on whose behalf the notice is made, if any, and any affiliate or associate of the stockholder or the beneficial owner (collectively, the “Nominating Person”). The information required to be set forth in such notice includes (i) the name and address of the Nominating Person, (ii) information regarding the common stock owned, directly or indirectly, beneficially or of record by the Nominating Person, (iii) whether and the extent to which any derivative or other instrument, transaction, agreement or arrangement has been entered into by or on behalf of the Nominating Person with respect to the common stock and certain additional information relating to any such instrument, transaction, agreement or arrangement as described in our bylaws, (iv) any other information relating to the Nominating Person that would be required to be disclosed in a Proxy Statement or other filings made with the SEC in connection with the solicitation of proxies with respect to such business and (v) a description of all arrangements or understandings (including any anticipated benefits to the Nominating Person as a result of the nomination) between or among the Nominating Person and the candidate and any other person in connection with the proposed nomination. The notice must also include a representation that the stockholder giving the notice intends to appear in person or by proxy at the 2019 Annual Meeting to nominate the person named in the notice.
Our bylaws also require that the notice provide certain information regarding the candidate whom the Nominating Person proposes to nominate as a director, including (i) certain biographical information, such as name, age, business and residential address and principal occupation, (ii) the information that would be required to be provided if the candidate were a Nominating Person, (iii) a resume or other written statement of the qualifications of the candidate and (iv) all other information regarding the candidate, including the written consent of the candidate indicating that the candidate is willing to be named in the Proxy Statement as a nominee and serve as a director if elected, that would be required to be disclosed in a Proxy Statement or other filings made with the SEC in connection with the solicitation of proxies for director elections.
For a complete description of the procedures and disclosure requirements to be complied with by stockholders in connection with submitting director nominations, stockholders should refer to our bylaws.
No candidates for director nominations were submitted by any stockholder in connection with the 2018 Annual Meeting.
Director Attendance
Board members are expected to prepare for, attend and participate in all Board of Directors and applicable committee meetings, as well as the Company’s annual meetings of stockholders. All directors serving at the time of our 2017 Annual Meeting of Stockholders held on May 15, 2017 were in attendance.
Communications with the Board of Directors
Any interested parties desiring to communicate with the Board of Directors, Lead Director or any of the independent directors regarding the Company may directly contact such directors by delivering such correspondence to such directors (or the entire Board) in care of the Company’s Corporate Secretary at FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331.
The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chairman, Audit Committee, FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331.
Executive Sessions
The rules of the New York Stock Exchange require the non-management directors of the Company to regularly meet in executive session without management. In 2017, non-management directors of the Company met in executive session on four occasions. The Company’s Corporate Governance Guidelines state that a non-management independent director (the “Lead Director”) shall be chosen to preside at each executive session. Mr. Salerno currently serves as the Lead Director. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, including the Lead Director, see “Communications with the Board of Directors” above.
Outside Advisors
Our Board of Directors and each of its committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors.
Attendance at Annual Meeting
As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC and the New York Stock Exchange. Based solely on a review of such reports and written representations from the directors and executive officers, the Company believes that all reports that were required to be filed under Section 16(a) during 2017 were timely filed, except one Form 4 reporting the indirect deemed acquisition by Mr. Ellert of 2,952 restricted stock units awarded to Katherine A. Ellert, his spouse, was filed late.

REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.
The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, including the matters described in the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB.
The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP, as required by applicable requirements of the PCAOB, regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Grant Thornton LLP its independence.
Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraphs, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.
Respectfully submitted,
Audit Committee
Alan S. Bernikow, Chairman
Gerald Luterman
Frederic Salerno

EXECUTIVE OFFICERS
Set forth below is certain information, as of the date of the Annual Meeting, concerning our executive officers and those of the Bank:

Name	Age	Position
Kent S. Ellert	54	President and Chief Executive Officer
Vincent S. Tese	75	Executive Chairman
Les J. Lieberman	61	Executive Vice Chairman
Jack W. Partagas	42	Senior Vice President and Chief Financial Officer
James E. Baiter	54	Executive Vice President and Chief Credit Officer of the Bank
Kent S. Ellert.- See Proposal 2-Election of Directors above.
Vincent S. Tese.- See Proposal 2-Election of Directors above.
Les J. Lieberman.- See Proposal 2-Election of Directors above.
Jack W. Partagas. Jack W. Partagas has served as Senior Vice President and Chief Financial Officer of the Bank and the Company since August 31, 2017. Mr. Partagas was a Senior Vice President and Chief Financial Officer for Capital Bank Corp.’s Consumer Bank – Coral Gables, FL from March 2016 through August 2017. In that capacity, he was responsible for partnering with the Consumer Bank’s sales and operations leadership to improve efficiency, profitability and growth and lead the branch rationalization efforts. Prior to that, Mr. Partagas was Chief Accounting Officer for Capital Bank Financial Corp. for six years after serving in that same capacity for TIB Financial Corp. from 2004 until its acquisition by Capital Bank in 2010. In that capacity, Mr. Partagas led the accounting, tax and financial reporting functions and served as chairman of the disclosure and Sarbanes Oxley steering committees. Prior to joining TIB Financial, Mr. Partagas served as an audit manager for Ernst and Young LLP. Mr. Partagas is a Certified Public Accountant and holds an Accounting Bachelor of Science in Management degree from Tulane University and an MBA with a specialization in professional accounting from the University of Miami.
James E. Baiter. James E. Baiter has served as Executive Vice President and Chief Credit Officer of the Bank since January 22, 2010. On May 1, 2014, the Bank entered into an employment agreement with Mr. Baiter providing for a term of employment ending April 30, 2017. From October 2009 until our purchase of certain assets of Premier American Bank on January 22, 2010, Mr. Baiter, along with Mr. Ellert, assisted us with the identification of target depository institutions as a consultant to the Company. Prior to working for the Bank, Mr. Baiter worked alongside Mr. Ellert as a consultant for Southeast Acquisition Holding Corp. From August 2007 until October 2008, Mr. Baiter was Director of Commercial Real Estate and Special Assets of Fifth Third Bank-South Florida. Prior to joining Fifth Third Bank, Mr. Baiter worked for Wachovia (legacy First Union) for sixteen years, most recently as Commercial Banking Director for Wachovia’s Broward/Palm Beach County markets from 2001 to 2007. In that capacity, he was responsible for marketing and administration of a team specializing in wholesale banking. He also held various other positions with Wachovia from 1991 until 2007, including Senior Risk Manager, Senior Portfolio Manager and Commercial Banking Officer. Prior to joining Wachovia in 1991, Mr. Baiter was a Corporate Banking Officer at Southeast Bank, N.A. Mr. Baiter is a graduate of Washington State University, where he received his Bachelor of Science degree in finance.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS ("SAY-ON-PAY")
As required by Section 14A of the Securities Exchange Act, the Board of Directors is providing our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is referred to as a "Say-on-Pay" vote. At our 2016 Annual Meeting, a majority of stockholders voted, on a nonbinding advisory basis, to have a say on pay vote each year. That 2016 vote is referred to as a “say on frequency” vote. The next say on frequency vote will occur no later than our 2022 Annual Meeting.
As described in more detail under the heading "Compensation Discussion and Analysis," we believe that the compensation program for our named executive officers is designed to enhance stockholder value by (i) closely aligning compensation with our performance on both a short-term and long-term basis; (ii) linking compensation to specific, measurable results; and (iii) attracting and retaining key executive talent in the banking industry. More specifically, we believe that each of the compensation programs that we have developed and implemented satisfies one or more of the following specific objectives:

•	motivate and focus our executive officers through incentive compensation programs directly tied to our financial performance;

•	encourage synergies between all business units by aligning rewards with long-term overall Company performance and stockholder value;

•	provide a significant percentage of total compensation through variable pay based on pre-established goals and objectives;

•	enhance our ability to attract and retain skilled and experienced executive officers;

•	align the interests of our executive officers with the interests of our stockholders so that they manage from the perspective of owners with an equity stake in the Company; and

•	provide rewards commensurate with performance and with competitive market practices.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers generally, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Because the vote is advisory, it will not be binding upon the Board of Directors and we will not be required to take any action as a result of the outcome of the vote. However, our Board of Directors values the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, our Board of Directors will consider the stockholders' concerns and evaluate whether any actions are appropriate to address those concerns.
For the reasons set forth above, and the others described elsewhere in this Proxy Statement, the Board of Directors recommends approval of the following non-binding resolution:
"RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the Company's Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, the compensation tables and any related material disclosed in such Proxy Statement."
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis provides information regarding the objectives and elements of our compensation program, policies and practices with respect to the compensation of our executive officers who appear in the “Summary Compensation Table” below (referred to collectively throughout this section as our “named executive officers”). Our named executive officers for the fiscal year ended December 31, 2017 were:

•	Vincent Tese, Executive Chairman of the Company and the Bank;

•	Les J. Lieberman, Executive Vice Chairman of the Company and the Bank;

•	Kent S. Ellert, Chief Executive Officer of the Company and the Bank;

•	James E. Baiter, Executive Vice President and Chief Credit Officer of the Bank;

•	Jack W. Partagas, Senior Vice President and Chief Financial Officer, and,

•	Jennifer Simons, former Senior Vice President and Chief Financial Officer.
Financial Highlights
In evaluating the compensation of our named executive officers, we focus on the relationship between such compensation and the performance of the Company. The three years ended December 31, 2017 has been a period of extraordinary growth and financial performance for the Company. In 2017, the Company achieved record results across its key strategic areas:

Core Net Income ($'MM)

27% CAGR
$140
$120
$100
$80
$60
$40
$20
$-
81
99
131
2015
2016
2017

Total Assets ($'MM)

21% CAGR
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
7,331
9,090
10,677
2015
2016
2017

Total Loans ($'MM)

24% CAGR
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5,167
6,617
7,943
2015
2016
2017

Total Deposits ($'MM)

26% CAGR
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5,431
7,306
8,674
2015
2016
2017

In addition, 2017 saw:

•	Net income increase by 25% to $125.2 million;

•	Net interest income increase by 10% to $295.5 million; and,

•	Efficiency Ratio (1) decrease by 3% to 42.5%.
(1) The efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income and noninterest income.
Operating Highlights
With 20 consecutive quarters of record earnings, over $10 billion in assets and $1.2 billion in capital, the Company has built one of the leading independent banking franchises in the State of Florida. In 2017, the Bank recorded a return on average assets of more than 1.25%, performance that places it in the top quartile of the SNL U.S. Bank $5B-$10B Index, and a 12.4% return on tangible common equity. The Bank’s 2017 performance also produced over $2.2 billion in new loans across its three primary product lines, while growing its deposit base by $1.4 billion or 19%. As of December 31, 2017, the new loan portfolio totaled $7.9 billion, growing 20% or $1.3 billion in the last twelve months. The Bank has averaged over $300 million in new loan fundings per quarter over the last four years, evenly distributed among commercial and industrial, commercial real estate and residential loans. Despite this rapid growth, asset quality has remained high with virtually no non-performing loans in the originated commercial portfolio and a year-over-year decline in lending policy exceptions.
Stockholder Returns
Our stock price performance similarly out-paced our peers with a cumulative stock price growth of approximately 143% vs. 49% and 71%, respectively for the Standard & Poor's (S&P) 500 Index and select high performing national SMID Cap peers since our initial public offering in August 2014. The following graph compares the cumulative total stockholders’ return on our Class A Common Stock compared to the cumulative total returns for the Standard & Poor’s (S&P) 500 Index, the SNL U.S. Bank Index and select high performing national SMID Cap peers from August 1, 2014 (the date our Class A Common Stock commenced trading on the NYSE) through December 31, 2017. The cumulative total return on each investment assumes reinvestment of dividends (if applicable).
The Compensation Committee worked with Compensation Advisory Partners LLC to develop a peer group consisting of the following twenty institutions:

BofI Holding, Inc. (BOFI)	Bank of the Ozarks, Inc. (OZRK)	Eagle Bancorp, Inc. (EGBN)
PacWest Bancorp (PACW)	Valley National Bancorp (VLY)	Bank United, Inc. (BKU)
Western Alliance Bancorporation (WAL)	IBERIABANK Corporation (IBKC)	Customer Bancorp, Inc. (CUBI)
United Community Banks, Inc. (UCBI)	South State Corp. (SSB)	First BanCorp (FBP)
Sterling Bancorp (STL)	Pinnacle Financial Partners, Inc. (PNFP)	Independent Bank Corp. (INDB)
Great Western Bancorp, Inc. (GWB)	Berkshire Hills Bancorp, Inc. (BHLB)	Banner Corporation (BANR)
Ameris Bancorp (ABCB)	Simmons First National Corporation (SFNC)

Recognized Industry Leader
The Bank was recognized for its exceptional achievements during 2017 by the following awards:

•	Ranked #8 in Forbes 2018 “Best Banks in America”, ranking in the top 10 for the second consecutive year

•	Ranked #6 in Bank Director Magazine’s review of banks between $5 billion and $50 billion in assets

•	Sandler O’Neill Bank Sm-All Stars: Class of 2017

•	American Banker Top Mid-Tier Banks, published May 2017

•	South Florida Business Journal 2017 Ultimate CEO Award

•	Ernst & Young Entrepreneur of the Year © - 2017 Award in the Financial Services Category in Florida
High Quality Safety and Soundness Profile
One of the most important indicators of safety and soundness is the quality of an institution's regulatory relationships. In 2017, we successfully completed both targeted and full scope OCC exams as well as a comprehensive Federal Reserve exam. The Company terminated its FDIC Loss Sharing Agreements in early 2015, and was released from its Shelf Charter Operating Agreement in late 2014. The Company has maintained a valuable working relationship with its regulators and our results may be characterized as consistent and positive.
Objectives of Executive Compensation
Our executive compensation program for all of our executives, including our named executive officers, is designed to pay for performance. The Company provides a mix of compensation elements including base salary, annual cash bonuses, and long-term incentives. The majority of each named executive officer’s pay is variable and performance based. A significant portion is provided in the form of equity. In addition the executive compensation program is designed to achieve the following objectives:

•
Attract and retain management through meaningful and competitive compensation programs with a primary focus on long-term equity incentives that require continued employment with long-term vesting periods.

•
Align the interests of executive officers with the long-term interests of our stockholders by rewarding our named executive officers with long-term incentives that promote long-term stockholder value creation.

•	Promote stock ownership through providing executive officers with equity incentives and requiring executives to retain meaningful exposure to Company equity through stock ownership guidelines.

•
Reward our Named Executive Officers for performance by granting incentive compensation (cash bonus + equity) tied primarily to the Company’s overall performance and as appropriate to their individual contributions.

Oversight of Executive Compensation Program and Role of the Compensation Committee
Our executive compensation program (which includes the compensation of our named executive officers) is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is comprised entirely of independent directors, is responsible for determining the compensation of the executives, including the named executive officers, of the Company and the Bank and for overseeing the Company’s and the Bank’s executive compensation and benefits programs. In order to put in place executive compensation that reflects our objectives, the Compensation Committee, assisted by our independent compensation consultant, reviews company and industry results, market compensation data and trends for similarly sized financial institutions and also considers the regulatory framework in which we operate.
The Compensation Committee does not set specific targets for compensation but reviews each element of compensation – base salary, annual cash bonuses, and long-term incentives – and determines the appropriate amount of total compensation to be awarded, as discussed below. Within the framework of the programs approved by the Compensation Committee, management provides input to the Compensation Committee on compensation actions for executive officers and key select employees based on their evaluation of individual and Company performance. In making decisions regarding the compensation for the named executive officers, the Compensation Committee focuses primarily on the Company’s overall performance measured in four key strategic areas: growth in core income, loans and deposits, and shareholder returns. In addition, the Compensation Committee considers the safety and soundness of the institution and its compliance with regulatory requirements.

List of Best Practices

	What We Do		What We Don't Do
•	Pay for Performance: Emphasize incentive compensation tied to overall company and individual performance	•	No tax gross-ups
•	Maintain stock ownership guidelines	•	No SERPs
•	“Double trigger” on equity awards	•	No hedging, short selling, or use of derivatives
•	Retain an independent compensation consultant	•	No repricing of stock options
•	Subject all incentives to risk adjustment and clawback	•	No excessive perquisites or benefits
•	Conduct annual risk review
•	Engage with shareholders
2017 Compensation Decisions
Note: Perf.-Based RS—denotes performance-based restricted stock which are earned based on meeting a one-year performance objective and vest ratably over a three-year period. Perf.-Based RSUs denotes performance-based restricted stock units that vest based on achieving pre-determined goals over a three-year performance period (See 2016 Stock Incentive Plan for further details).
Highlights

•	CEO salary remains unchanged

•	Cash bonus reflects record performance on key metrics well in excess of budgeted goals and prior year’s strong performance

•
Long-term incentives consist of performance-based restricted stock and performance share units granted in March 2017. The performance based restricted stock has a one-year performance condition which was achieved at year-end. One-third of the grant vested and was paid December 31, 2017 and two-thirds of the grant remains subject to service conditions. The performance based restricted share units are based on the attainment of three-year performance goals for the performance period 2017-2019

•
Total direct compensation demonstrates the Compensation Committee’s recognition of the CEO and bank’s outstanding and sustained performance, the CEO’s leadership role and the Company’s emergence as a leading banking institution.

Elements of Compensation

Element	Objective/Description	Actions in 2017
Base Salary	• Fixed compensation vehicle • Reviewed annually and adjusted for scope of responsibility and performance	• CEO: No increase in 2017, last adjustment in 2015 to recognize significant growth in assets, deposits and overall complexity of business operations
Annual Cash Incentive Bonus (Executive Incentive Plan)
•    EIP creates an incentive pool based on a specified percentage of Core Pre-Tax Profit and allocates a specified percentage of the pool to each participant (specifically, the CEO, the Executive Chairman and the Executive Vice Chairman)
•    Payouts are determined based on overall bank performance in addition to achieving levels of Core Pre-Tax Profits
•    Maximum payment of $3 million to any one individual

•    Committee determined the maximum size of the pool based on Core Pre-Tax Profits which was in excess of budgeted results
•    Maximum pool for 2017 was $6 million and was allocated as follows:
◦    Mr. Ellert: $3 million
◦    Messrs. Tese and Lieberman: $1.5 million

Long-Term Equity (2016 Equity Incentive Plan)	• Aligns executives with long-term value creation • Ability to grant options, restricted stock, restricted stock units, or performance vehicles
•    2017 equity grant was in the form of performance-based restricted stock
•    Threshold performance of 85% of Budgeted Core Pre-Tax Income met
•    Two-thirds of the 2017 award remains subject to additional service conditions
•    In addition to the equity award cited above, CEO received a grant of performance-based restricted stock units that require meeting pre-defined levels of ROAA and EPS growth over the three-year performance period 2017-2019.

Executive Incentive Plan
On March 23, 2015, upon the recommendation of the Compensation Committee, the Board approved the FCB Financial Holdings, Inc. Executive Incentive Plan. At the Company’s 2015 Annual Meeting, the Company’s stockholders approved the Executive Incentive Plan. The Executive Incentive Plan and the awards thereunder serve as an important element of the total compensation package of certain employees of the Company, providing additional annual and long-term incentives, both of which are cash awards that are subject to achievement of specified performance goals, in order to retain persons whose efforts are expected to facilitate the long-term growth and profitability of the Company.
In 2016 and 2017, the Compensation Committee approved annual awards under the Executive Incentive Plan to each of Messrs. Ellert, Tese and Lieberman, in respect of such fiscal years, in amounts equal to 2.5%, 1.25% and 1.25%, respectively, of the Company’s Core Pre-Tax Profits for applicable fiscal year (defined as the Company’s net income before taxes as adjusted to remove the impact of annual incentive awards under the Executive Incentive Plan and of any unplanned non-recurring events, acquisitions or dispositions of a business, discontinued operations, restructuring charges, and changes in accounting rules or regulations). The Compensation Committee retained the discretionary right to reduce the amount to be paid to the Plan participants under these awards. Such awards were settled in cash following certification and determination by the Compensation Committee.
Management Long-Term Incentive Plan
On December 15, 2015, upon the recommendation of the Compensation Committee, the Board approved the FCB Financial Holdings, Inc. Management Long-Term Incentive Plan. Messrs. Ellert, Tese and Lieberman are ineligible to receive awards under the Management Long-Term Incentive Plan. The Management Long-Term Incentive Plan, like the Executive Incentive Plan, and the awards thereunder serve as an important element of the total compensation package of managerial employees of the Company, providing additional long-term incentives, consisting of cash awards that are subject to positive or negative adjustment based on the corresponding variance between budgeted and actual Core pre-tax income, in order to attract, retain and motivate persons whose efforts are expected to facilitate the long-term growth and profitability of the Company. No awards were made under the Management Long-Term Incentive Plan during the 2016 or 2017 fiscal years, and none are expected to be made during fiscal 2018.

2016 Stock Incentive Plan
At the Company’s 2016 Annual Meeting, the Company’s stockholders approved the 2016 Stock Incentive Plan. The 2016 Stock Incentive Plan and the awards thereunder serve as an important element of the total compensation package of certain employees of the Company, providing additional long-term incentives in order to attract, retain and motivate persons whose efforts are expected to facilitate the long-term growth and profitability of the Company. The plan provides for grants such as stock options, restricted stock, restricted stock units, unrestricted stock and performance-based awards. All grants under the Plan are expected to have vesting provisions, and the 2016 Stock Incentive Plan specifically requires a “double trigger,” that is, no acceleration as a result of a change of control unless it is followed by a termination of the grantee’s employment without cause within 12 months of the specific consummation of the change in control. Specifically, and except as otherwise provided in an award certificate, if a grantee’s employment is terminated without cause within 12 months after the consummation of a change in control transaction, the unvested portion of the grant immediately vests, provided that if the grant is subject to the achievement of performance criteria, the grant will vest only to the extent the performance criteria are met at the time of such termination. The only exceptions to that policy currently contained in any award certificate under any of the Company’s compensation plans permits the acceleration of the vesting schedule if within 12 months after the consummation of a change in control, the grantee terminates his or her employment for Good Reason (as defined in the grantee’s employment agreement).
On March 28, 2017, the Compensation Committee approved awards of 41,797, 20,898 and 20,898 restricted shares under the 2016 Stock Incentive Plan to each of Messrs. Ellert, Tese and Lieberman, respectively. The restricted shares were subject to forfeiture when granted. Provided the performance criteria are met and the recipient is still an employee on the applicable date, one-third of the restricted shares were scheduled to vest (i.e., no longer be subject to forfeiture) on each of December 31, 2017, 2018 and 2019. The applicable performance criteria were met by the Company’s achievement of Core Pre-Tax Profits for 2016 in excess of 85% of the budgeted Core Pre-Tax Profits for 2017, and accordingly one-third of the restricted shares vested on December 31, 2017. In addition on March 28, 2017, the Compensation Committee also approved the award of 73,144 performance-based restricted stock units to our CEO as recognition for his multi-year contributions to the success of the Bank. The performance-based restricted stock units are forward looking and will reward our CEO and the team for achieving future performance. The performance period for the award is three-years – 2017-2019 and the performance criteria include targeted ROAA and EPS growth goals.
On February 21, 2018, the Compensation Committee approved awards of 45,126, 19,855, and 19,855 performance-based restricted stock units under the 2016 Stock Incentive Plan to each of Messrs. Ellert, Tese and Lieberman, respectively. The performance-based restricted stock units are forward looking with a performance period for the award of three-years - 2018 through 2020. There are two independent performance criteria to which the RSUs are subject: Core EPS and Average Core ROAA (each as defined below). The number of RSUs earned is based on the following schedule:
Fifty percent of the RSUs vest on the basis of the compound annual growth rate (“CAGR”) of the Company’s core earnings per share (“Core EPS”) over the three year period commencing on January 1, 2018 and ending on December 31, 2020 in accordance with the following schedule:
CAGR of Core EPS over Performance Period

	< 4% CAGR	4% CAGR	6% CAGR	≥ 8% CAGR
% of Applicable Targeted RSUs Vesting	0%	75%	100%	125%
Fifty percent of the RSUs vest on the basis of the average annual return on the Company’s daily average value of its assets (“Average Core ROAA”) over the three year period commencing on January 1, 2018 and ending on December 31, 2020 in accordance with the following schedule:
Average Core ROAA over Performance Period

	< 1.00% Ave. Core ROAA	1.00% Ave. Core ROAA	1.20% Ave. Core ROAA	≥ 1.35% Ave. Core ROAA
% of Applicable Targeted RSUs Vesting	0%	75%	100%	125%
Other Long-Term Equity-Based Compensation
On March 30, 2015, the Compensation Committee approved a long-term incentive award granted pursuant to our Executive Incentive Plan in respect of the three-year performance period ending December 31, 2017. The award granted Mr. Ellert a total of 68,040 cash phantom units (“CPUs”), each of which is the equivalent in value to a share of our Class A Common Stock. The amount payable in settlement of such CPUs is equal to the sum of (i) the number of CPUs earned multiplied by the Applicable Value (as defined in the incentive award) plus (ii) an amount equal to the cash dividends payable on one share of our Class A Common Stock during the Performance

Period multiplied by the number of CPUs earned. The number of CPUs earned was based on a schedule under which 0% was to be earned if the Applicable Value was less than $20.00, 50% was to be earned if the Applicable Value was $25.00, 100% was to be earned if the Applicable Value was $30.00, 125% was to be earned if the Applicable Value was $35.00, and 150% was to be earned if the Applicable Value was $40.00 or more, with the percentage of CPUs earned to be determined by proportionate interpolation if the Applicable Value is between any of the Applicable Values set forth in such schedule. The amount payable in settlement of such CPUs was payable in cash or, in the discretion of the Compensation Committee, in whole or in part, in shares of Class A Common Stock having an equivalent value based on the Applicable Value, in 2018 as soon as practicable following certification and determination by the Compensation Committee, but no later than March 15, 2018. On January 2, 2018, our Compensation Committee certified that (1) the Applicable Value was $51.50 and (2) the number of CPUs earned by Mr. Ellert was 102,060, payable in 103,456 shares of our Class A common stock based on the closing price of $50.80 on December 29, 2017.
On February 21, 2018, the Compensation Committee approved a long-term incentive award granted pursuant to our Executive Incentive Plan in respect of the three-year performance period ending December 31, 2020. The award granted Mr. Ellert a total of 18,050 CPUs, each of which is the equivalent in value to a share of our Class A Common Stock. The number of CPUs earned is based on the same schedule and subject to the same performance criteria as the performance-based restricted stock units granted by the Compensation Committee on February 21, 2018 to Mr. Ellert under the 2016 Stock Incentive Plan as described above. The amount payable in settlement of such CPUs is equal to the sum of (i) the number of CPUs earned multiplied by the closing price of a share of Common Stock on any national stock exchange on December 31, 2020 plus (ii) an amount equal to the cash dividends payable on one share of our Class A Common Stock during the performance period multiplied by the number of CPUs earned. The amount payable in settlement of such CPUs will be settled in cash (or, in the Compensation Committee’s discretion, in whole or in part, in shares of Common Stock having an equivalent value, if shares of Common Stock are available under a stockholder-approved equity plan), following the performance period and the Compensation Committee’s determination and certification as to whether and the extent to which the performance criteria are met and the number of earned CPUs.
Role of Compensation Consultant
The Compensation Committee has the sole authority to select and retain outside compensation consultants or any other consultants, legal counsel or experts to provide independent advice and assistance in connection with the execution of its responsibilities. The Compensation Committee retained Compensation Advisory Partners LLC (CAP), to provide independent compensation consulting services, particularly in light of the complex regulatory environment in which we operate. CAP has also provided the Committee with a review of competitive market practices within the banking industry for similar sized institutions.
Stock Ownership Guidelines
The Board has approved guidelines by which the Company will require its executive officers to own, or have the vested right to acquire, an amount of the Company’s common stock with an aggregate value equal to the minimum ownership requirement for such executive officer’s level/position as follows:

Level/Position	Minimum Ownership Requirement
Chief Executive Officer	5x Annual Base Salary
All Other Executive Officers	3x Annual Base Salary
We believe that these guidelines ensure that executive officers hold a sufficient amount of the Company’s common stock to further strengthen the long-term link between the results achieved for the Company’s stockholders and the executive officers. Each executive officer has five years from the date he or she becomes subject to the guidelines to achieve compliance with the guidelines. The Company’s Executive Stock Ownership Guidelines are available on the Company’s website at www.floridacommunitybank.com under the Investor Relations tab.
Clawback Policy
The Board has adopted a clawback policy that provides that if the financial statements of the Company are required to be restated due to intentional misconduct and/or fraud, the Compensation Committee will, when deemed appropriate in its discretion, direct that the Company seek to recover all or a portion of any affected award made to officers who have engaged in the intentional misconduct and/or fraud that caused the need for the restatement with respect to any fiscal period of the Company. The amount to be recovered from such individual will be up to the estimated amount by which the affected award exceeded the amount that would have been paid to (or received by) the employee had the Company’s financial statements been properly stated. The Company’s Clawback Policy is available on the Company’s website at www.floridacommunitybank.com under the Investor Relations tab.

Prohibition on Repricing and Repurchasing Certain Awards
The Board has adopted a policy providing for the prohibition of the repricing of stock options or stock appreciation rights or the purchase of underwater stock options or stock appreciation rights for cash, in each case, without the prior approval of the Company’s stockholders. The Company’s Policy on Repricing Options and Stock Appreciation Rights and Purchasing Underwater Options and Stock Appreciation Rights is available on the Company’s website at www.floridacommunitybank.com under the Investor Relations tab.
Anti-Hedging Policy
The Board has adopted a policy to prohibit all employees and directors of the Company from entering into hedging transactions or similar arrangements with respect to the Company’s securities. The Company’s anti-hedging policy is set forth in the Company’s Securities Trading Policy, which is available on the Company’s website at www.floridacommunitybank.com under the Investor Relations tab.
Employment Arrangements with Named Executive Officers
Each of our named executive officers, other than Mr. Partagas and our former Senior Vice President and Chief Financial Officer, Ms. Simons, have entered into employment agreements with the Bank. The employment agreements set forth the compensation terms of each such named executive officer’s employment. In accordance with their employment agreements, the named executive officers party thereto are entitled to receive certain benefits if their employment is terminated by the Bank without cause (or by the executive for good reason) or in connection with a change of control. For additional information regarding certain provisions of each named executive officer’s employment agreement, see “Employment Agreements”.
Limited Perquisites
The named executive officers are entitled to receive limited perquisite benefits including reimbursement for travel and business related expenses, and a monthly car allowance or car (including insurance, maintenance, and fuel). These benefits are described in greater detail under “Employment Agreements.”
Tax Implications
Historically, our Compensation Committee has taken into consideration the requirements for a public company in order to maintain tax deductibility of certain compensation under Section 162(m) of the Internal Revenue Code, particularly the performance-based compensation exception. The recent enactment of the Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exception. This change in anticipated tax treatment will have an effect on our future compensation programs.
Compensation Risk Assessment
At least annually, the Compensation Committee conducts an assessment of the compensation policies and practices for our employees, including our executive officers, and whether such policies and practices created risks that were reasonably likely to have a material adverse effect on the Company.
We believe our compensation programs strike the appropriate balance between short-term and long-term components. We consider the potential risks in our business when designing and administering our compensation programs, and we believe our balanced approach to performance measurement and compensation decisions works to mitigate the risk that employees, including our executive officers, will be encouraged to undertake excessive or inappropriate risk. The Company’s compensation program also is subject to internal controls, and we rely on principles of sound governance and good business judgment in administering our compensation programs.
Based on its assessment in 2017, the Compensation Committee has determined, in its reasonable business judgment, that the Company’s compensation policies and practices as generally applicable to its executive officers and employees do not create risks that are reasonably likely to have a material adverse effect on the Company, and instead promote behaviors that support long-term sustainability and stockholder value creation. In particular, the Compensation Committee believes that Mr. Ellert’s total compensation package for 2017 was well-aligned with the performance of the Company, and Mr. Ellert’s individual, exceptional contribution.
Report of the Compensation Committee
The following report of the Compensation Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.
The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation Committee of the Board of Directors:

Frederic Salerno, Chairman
Alan S. Bernikow
Howard R. Curd
Gerald Luterman
Paul Anthony Novelly
Summary Compensation Table
The following table sets forth information concerning all compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, our former principal financial officer and our three other most highly compensated executive officers, collectively referred to as “named executive officers” in this Proxy Statement, for all services rendered in all capacities to us and our subsidiaries for the three most recent fiscal years of the Company.

	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)
Kent S. Ellert	2017	950,000	—	5,499,927	—	3,000,000 (5)	—	8,631	9,458,558
Chief Executive Officer of the	2016	950,000	—	2,086,089	—	3,000,000 (5)	—	9,317	6,045,406
Company and the Bank (3)	2015	841,539	—	—	—	4,111,896 (6)	—	1,500	3,396,139

Jack W. Partagas	2017	81,442	500,000	399,966	—	—	—	2,769	984,177
Senior Vice President and Chief Financial
Officer of the Company and the Bank (4)

Jennifer L. Simons	2017	229,808	100,000	—	—	—	—	3,866	333,674
Former Senior Vice President and Chief	2016	225,000	130,000	—	431,000	—	—	12,834	798,834
Financial Officer of the Company and
The Bank (4)

Vincent S. Tese	2017	500,000	—	999,969	—	1,500,000 (5)	—	—	2,999,969
Executive Chairman of the	2016	500,000	—	1,044,544	—	1,500,000 (5)	—	—	3,044,544
Company and the Bank	2015	500,000	—	—	—	1,276,500 (5)	—	—	1,776,500

Les J. Lieberman	2017	500,000	—	999,969	—	1,500,000 (5)	—	6,346	3,006,315
Executive Vice Chairman of the	2016	500,000	—	1,044,544	—	1,500,000 (5)	—	6,346	3,050,890
Company and the Bank	2015	500,000	—	—	—	1,276,500 (5)	—	—	1,776,500

James E. Baiter	2017	400,000	250,000	249,987	—	—	—	11,812	911,799
Chief Credit Officer	2016	400,000	300,000	—	215,500	—	—	11,633	927,133
	2015	361,539	300,000	—	—	200,000 (7)	—	12,019	873,558

(1)
The amounts in the “stock awards” column reflect the aggregate grant date fair value of the stock and option awards received during the applicable year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718. The fair value of the awards is estimated on the date of grant using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 14 to our consolidated financial statements for the three year period ended December 31, 2017 included in our Annual Report on Form 10-K.

(2)
Consists of Company contributions to the Company’s 401(k) plan, and, in the case of Ms. Simons and Messrs. Ellert, Baiter and Partagas, the personal use of a company-owned automobile or an allowance for use of a personal vehicle, the cost of which for the years indicated is set forth below:

	2015	2016	2017
Kent S. Ellert	$—	$1,367	$8,631
Les J. Lieberman	$—	$6,346	$6,346
Jack W. Partagas	$—	$—	$2,769
Jennifer L. Simons	$—	$9,000	$12,174
James E. Baiter	$3,942	$3,684	$11,812

(3)
The foregoing table excludes $950,000 paid to Mr. Ellert in connection with his April 2016 agreement to extend his covenant not to compete from one year to two years after termination of his employment. See “Employment Agreements-Kent S. Ellert.”

(4)	Effective August 31, 2017, Mr. Partagas replaced Ms. Simons as our Chief Financial Officer.

(5)	Represents amounts paid in the referenced year pursuant to annual awards granted under our Executive Incentive Plan.

(6)
Includes $1,558,796 representing the estimated fair value of 68,040 cash phantom units awarded under our Executive Incentive Plan on March 30, 2015 in respect of a three-year performance period ending December 31, 2017. For a discussion of valuation assumptions, see Note 14 to our consolidated financial statements for the three year period ended December 31, 2017 included in our Annual Report on Form 10-K.

(7)
Represents the target value of the 2015 award granted to Mr. Baiter under the Company’s Management Long-Term Incentive Plan, pursuant to which the actual amount payable at the conclusion of the performance period (a three year period ending December 31, 2018) is subject to positive or negative adjustment based on our actual core pre-tax income relative to our budgeted core pre-tax income. See Note 14 to our consolidated financial statements for the three year period ended December 31, 2017, included in our Annual Report on Form 10-K.

Grants of Plan-Based Awards Table
The table below provides information regarding stock and option awards granted to the named executive officers during 2017.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Kent S. Ellert	3/28/2017	—	41,797		$1,999,986
	3/28/2017	—	73,144 (2)		$3,499,940
Jack W. Partagas	9/29/2017	—	6,211		$299,991
	12/29/2017	—	1,968		$99,974
Jennifer L. Simons	—	—	—		$—
Vincent S. Tese	3/28/2017	—	20,898		$999,969
Les J. Lieberman	3/28/2017	—	20,898		$999,969
James E. Baiter	12/29/2017	—	4,921		$249,987

(1)
Reflects the aggregate grant date fair value of the stock and option awards made during the applicable year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718. The fair value of the stock options is estimated on the date of grant using the Black- Scholes option pricing model. For a discussion of valuation assumptions, see Note 14 to our consolidated financial statements for the year ended December 31, 2017 included in our Annual Report on Form 10-K.

(2)
Represents minimum number of shares issuable under a performance-based restricted stock unit award vesting over a two-year period ending December 31, 2019. While the number of shares issuable on settlement of the award may vary depending on two independent performance criteria: (i) compound annual growth rate of our core earnings per share, and (ii) average annual return on the daily average value of our assets, the maximum number of shares issuable may not exceed 91,430.

Outstanding Equity Awards at 2017 Year-End
The following table provides a summary of equity awards outstanding as of December 31, 2017 for the named executive officers:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	Exercisable	Unexercisable
Kent S. Ellert	249,303	—	$19.75	12/23/2013	12/23/2023	121,211	$6,157,519
	100,000	—	$19.75	4/29/2014	4/29/2024
Jack W. Partagas	—	—	$—	—	—	8,179	$415,493
Jennifer L. Simons	—	—	$—	—	—
Vincent S. Tese	296,667	—	$19.75	12/23/2013	12/23/2023	24,033	$1,220,876
Les J. Lieberman	262,341	—	$19.75	12/23/2013	12/23/2023	24,033	$1,220,876
James E. Baiter	50,000	—	$20.00	3/29/2010	3/29/2020	4,921	$249,987
	100,000	—	$21.00	1/10/2011	1/10/2021
	50,000	—	$20.62	3/8/2012	3/8/2022
	10,000	—	$19.75	11/19/2013	11/19/2023
	40,000	—	$19.75	12/23/2013	12/23/2023
	50,000	—	$19.75	4/29/2014	4/29/2024
	—	25,000	$36.11	8/8/2016	8/8/2026
Option Exercises and Stock Vested in 2017
The following table provides information concerning the exercise of stock options and vesting of restricted stock and time and performance vested restricted stock units during the most recently completed year for each of the named executive officers on an aggregate basis.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kent S. Ellert	775,697	21,134,012	34,134	1,734,007
Jack W. Partagas	—	—	—	—
Jennifer L. Simons	5,000	101,528	—	—
Vincent S. Tese	400,000	10,746,484	17,067	867,004
Les J. Lieberman	434,326	11,841,932	17,067	867,004
James E. Baiter	—	—	—	—
Employment Agreements
The Bank currently has employment agreements with Kent S. Ellert, Vincent S. Tese, Les J. Lieberman and James E. Baiter. We have included below descriptions of the current employment agreements for each of these named executive officers.
Kent S. Ellert - President and Chief Executive Officer of the Company and the Bank
On July 18, 2014, the Bank entered into an employment agreement with Mr. Ellert, which was subsequently amended on September 1, 2015, April 1, 2016, December 6, 2016 and March 6, 2018, which provides for term of employment ending April 30, 2021.
Pursuant to Mr. Ellert’s employment agreement, as amended, Mr. Ellert is entitled to an annual base salary of $950,000, effective May 1, 2015. Mr. Ellert is eligible to receive an annual cash incentive bonus as may be approved by the Compensation Committee of the Bank in its discretion pursuant to the terms of the Bank’s annual incentive plan, as it may be amended from time to time. Commencing in 2016, Mr. Ellert’s target annual bonus will be 200% of his base salary (as in effect at the end of the year). The actual amount of the annual bonus with respect to a year may range from 0% to 300% of his base salary (as in effect at the end of the year), subject to any limitation on the amount and other terms contained in the Bank’s annual incentive plan. The Bank will also reimburse Mr. Ellert for all reasonable and necessary travel and business expenses incurred by him in accordance with, and subject to, the Bank’s standard policies, and provide Mr. Ellert with a car, and cover the costs associated with the operation of the car, including insurance, maintenance and fuel.

In connection with the December 2016 amendment Mr. Ellert’s employment agreement, the Bank and Mr. Ellert agreed to remove a provision, which expired by its terms on August 6, 2015, entitling Mr. Ellert to an additional payment (a “Gross--Up Payment”) in the event any payments to him became subject to excise tax. Currently, Mr. Ellert is not entitled any such Gross-Up Payments.
The Bank may terminate Mr. Ellert’s employment with or without cause, and Mr. Ellert may terminate his employment with or without good reason. Mr. Ellert’s employment may also be terminated in cases of death, disability, or following a change of control. He may be eligible for certain enhanced severance benefits upon a change of control. Further detail regarding severance obligations to Mr. Ellert, including the definitions of “cause”, “good reason”, “change of control,” and “disability,” are set forth below under the heading “Potential Payments Upon Termination or Change in Control.”
Under his employment agreement, as amended, Mr. Ellert is subject to certain covenants, including, but not limited to, a covenant not to enter into a competing business or solicit employees or customers of the Bank to terminate their relationship with the Bank for a period of two years after the date of termination of his employment, and a non-disclosure covenant. If, at the time of termination of Mr. Ellert’s employment or any time thereafter, Mr. Ellert is in material breach of any of the covenants in the employment agreement (which breach, if susceptible to cure, continues unremedied following 15 days written notice from the Bank to Mr. Ellert), except as otherwise required by law, he would not be entitled to any of the payments described above (or if payments had commenced, any continued payment).
As part of the consideration for Mr. Ellert’s agreement to amend his employment agreement, as of April 1, 2016, to extend the period of his covenant not to compete or solicit from one year to two years after a termination of his employment, Mr. Ellert received a lump sum cash payment of $950,000.
Pursuant to his employment agreement, the Bank has agreed to indemnify Mr. Ellert for liabilities incurred because of his employment and to provide him with the full protection of any directors’ and officers’ liability insurance policies maintained generally for the benefit of its officers.
Vincent S. Tese - Executive Chairman of the Company and the Bank
On July 18, 2014, the Bank entered into a non-exclusive employment agreement with Mr. Tese, which was subsequently amended on December 6, 2016 and March 6, 2018, which provides for term of employment ending April 30, 2021.
Pursuant to his employment agreement, Mr. Tese is entitled to an annual base salary of $500,000, effective May 1, 2014. Mr. Tese is eligible to receive an annual cash incentive bonus as may be approved by the Compensation Committee of the Bank in its discretion pursuant to the terms of the Bank’s annual incentive plan, as it may be amended from time to time. The Bank will also reimburse Mr. Tese for all reasonable and necessary travel and business expenses incurred by him in accordance with, and subject to, the Bank’s standard policies, and provide Mr. Tese with a car, and cover the costs associated with the operation of the car, including insurance, maintenance and fuel.
The Bank may terminate Mr. Tese’s employment with or without cause, and Mr. Tese may terminate his employment with or without good reason. Mr. Tese’s employment may also be terminated as a result of his death or disability and he may be eligible for certain enhanced severance benefits upon a change of control. Further detail regarding severance obligations to Mr. Tese, including the definitions of “cause”, “good reason”, “change of control,” and “disability,” are set forth below under the heading “Potential Payments Upon Termination or Change in Control.”
Under his employment agreement, Mr. Tese is subject to certain covenants, including, but not limited to, a covenant not to enter into a competing business or solicit employees or customers of the Bank to terminate their relationship with the Bank for a period of one year after the date of termination of his employment, and a non-disclosure covenant. If, at the time of termination of Mr. Tese’s employment or any time thereafter, Mr. Tese is in material breach of any of the covenants in the employment agreement (which breach, if susceptible to cure, continues unremedied following 15 days written notice from the Bank to Mr. Tese), except as otherwise required by law, he would not be entitled to any of the payments described above (or if payments had commenced, any continued payment).
Pursuant to his employment agreement, the Bank has agreed to indemnify Mr. Tese for liabilities incurred because of his employment and to provide him with the full protection of any directors’ and officers’ liability insurance policies maintained generally for the benefit of its officers.
Les J. Lieberman - Executive Vice Chairman of the Company and the Bank
On July 18, 2014, the Bank entered into a non-exclusive employment agreement with Mr. Lieberman, which was subsequently amended on December 6, 2016 and March 6, 2018, which provides for term of employment ending April 30, 2021.
Pursuant to his employment agreement, Mr. Lieberman is entitled to an annual base salary of $500,000, effective May 1, 2014. Mr. Lieberman is eligible to receive an annual cash incentive bonus as may be approved by the Compensation Committee of the Bank in its discretion pursuant to the terms of the Bank’s annual incentive plan, as it may be amended from time to time. The Bank will also reimburse Mr. Lieberman for all reasonable and necessary travel and business expenses incurred by him in accordance with, and subject to, the Bank’s standard policies.

The Bank may terminate Mr. Lieberman’s employment with or without cause, and Mr. Lieberman may terminate his employment with or without good reason. Mr. Lieberman’s employment may also be terminated as a result of his death or disability and he may be eligible for certain enhanced severance benefits upon a change of control. Further detail regarding severance obligations to Mr. Lieberman, including the definitions of “cause”, “good reason”, “change of control,” and “disability,” are set forth below under the heading “Potential Payments Upon Termination or Change in Control.”
Under his employment agreement, Mr. Lieberman is subject to certain covenants, including, but not limited to, a covenant not to enter into a competing business or solicit employees or customers of the Bank to terminate their relationship with the Bank for a period of one year after the date of termination of his employment, and a non-disclosure covenant. If, at the time of termination of Mr. Lieberman’s employment or any time thereafter, Mr. Lieberman is in material breach of any of the covenants in the employment agreement (which breach, if susceptible to cure, continues unremedied following 15 days written notice from the Bank to Mr. Lieberman), except as otherwise required by law, he would not be entitled to any of the payments described above (or if payments had commenced, any continued payment).
Pursuant to his employment agreement, the Bank has agreed to indemnify Mr. Lieberman for liabilities incurred because of his employment and to provide him with the full protection of any directors’ and officers’ liability insurance policies maintained generally for the benefit of its officers.
James E. Baiter - Executive Vice President and Chief Credit Officer of the Bank
On May 1, 2014, which was subsequently amended on April 18, 2017, the Bank entered into an employment agreement with James E. Baiter providing for a term of employment ending April 30, 2019. Mr. Baiter is entitled to an annual base salary of $400,000. Mr. Baiter is eligible to receive an annual cash incentive bonus as may be approved by the Compensation Committee of the Bank in its discretion pursuant to the terms of the Bank’s annual incentive plan, as it may be amended from time to time. The Bank will also reimburse Mr. Baiter for all reasonable and necessary travel and business expenses incurred by him in accordance with, and subject to, the Bank’s standard policies.
The Bank may terminate Mr. Baiter’s employment with or without cause, and Mr. Baiter may terminate his employment with or without good reason. Mr. Baiter’s employment may also be terminated as a result of his death or disability and he may be eligible for certain enhanced severance benefits upon a change of control. Further detail regarding severance obligations to Mr. Baiter, including the definitions of “cause”, “good reason”, “change of control,” and “disability,” are set forth below under the heading “Potential Payments Upon Termination or Change in Control.”
Under his employment agreement, Mr. Baiter is subject to certain covenants, including, but not limited to, a covenant not to enter into a competing business or solicit employees or customers of the Bank to terminate their relationship with the Bank for a period of one year after the date of termination of his employment, and a non-disclosure covenant. If, at the time of termination of Mr. Baiter’s employment or any time thereafter, Mr. Baiter is in material breach of any of the covenants in the employment agreement (which breach, if susceptible to cure, continues unremedied following 15 days written notice from the Bank to Mr. Baiter), except as otherwise required by law, he would not be entitled to any of the payments described above (or if payments had commenced, any continued payment).
Severance Benefits to Former Chief Financial Officer
On December 1, 2017, Jennifer L. Simons, our former Senior Vice President and Chief Financial Officer, ceased to be employed with us and received $100,000 in severance benefits.
Potential Payments Upon Termination or Change in Control
Each of the employment agreements for Messrs. Ellert, Tese, Lieberman and Baiter includes certain severance payments upon termination of employment or a change of control of the Bank, subject to the executive’s execution of a general release and waiver of claims against us or our affiliates. The following discussion addresses such potential payments. The following description of the severance payments applies generally with respect to Messrs. Ellert, Tese, Lieberman and Baiter, except as specifically noted.
The following termination and change of control-related circumstances would trigger payments or the provision of other benefits:

•	Termination by the Bank for cause or by the executive without good reason.

•	Termination by the Bank without cause or by the executive for good reason.

•	Termination within six months before or 12 months following a change of control (i) by the Bank without cause or (ii) by the executive for good reason.

•	Termination due to the executive’s death or by the Bank based on the executive’s disability.
If the executive’s employment is terminated under any circumstances, he is entitled to certain accrued benefits as follows: (i) any accrued but unpaid salary for services rendered through the date of termination; (ii) any vacation accrued to the date of termination; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement;

and (iv) any benefits to which he might be entitled upon termination pursuant to the benefit, annual bonus and incentive plans and programs referred to in the employment agreement in accordance with the terms of such plans and programs.
Termination for Cause by the Bank or Without Good Reason by the Executive
If the executive’s employment is terminated by the Bank for cause, or if the executive terminates his employment without good reason, he is entitled only to his accrued benefits.
Termination Without Cause by the Bank or for Good Reason by the Executive
If the executive’s employment is terminated by the Bank without cause, or if the executive terminates his employment for good reason, he is entitled to the following, in addition to his accrued benefits: (i) a severance payment of an amount equal to the sum of (A) his salary and (B) an amount equal to the average of the annual bonuses paid or payable by the Bank to the executive for the two annual bonus periods ended immediately prior to the year in which his employment was terminated, payable in equal installments during the 12 months following the date of termination in accordance with the Bank’s normal payroll practices, and (ii) up to 18 months of the monthly premiums for COBRA continuation coverage.
Change of Control
In the case of Mr. Ellert, if the executive’s employment is terminated prior to the expiration of the term within six months before or 12 months following a change of control (A) by the Bank without cause or (B) by the executive for good reason, he is entitled to the following, in addition to his accrued benefits: (i) a severance payment of an amount equal to the product of three times the sum of (A) his salary and (B) an amount equal to the average of the annual bonuses paid or payable by the Bank to the executive for the two annual bonus periods ended immediately prior to the year in which his employment was terminated, payable in equal installments during the 36 months following the date of termination in accordance with the Bank’s normal payroll practices, and (ii) up to 18 months of the monthly premiums for COBRA continuation coverage.
In the case of each of Messrs. Tese, Lieberman and Baiter, if the executive’s employment is terminated prior to the expiration of the term within six months before or 12 months following a change of control (A) by the Bank without cause or (B) by the executive for good reason, he is entitled to the following, in addition to his accrued benefits: (i) a severance payment of an amount equal to the product of two times the sum of (A) his salary and (B) an amount equal to the average of the annual bonuses paid or payable by the Bank to the executive for the two annual bonus periods ended immediately prior to the year in which his employment was terminated, payable in equal installments during the 24 months following the date of termination in accordance with the Bank’s normal payroll practices, and (ii) up to 18 months of the monthly premiums for COBRA continuation coverage.
Termination of Employment Due to Death or Disability
If the executive’s employment is terminated prior to the expiration of the term by reason of death or disability, he, or his estate or beneficiaries, are entitled to the following, in addition to his accrued benefits: (i) continued payment of his salary to himself in the case of disability (less any disability benefits provided to the executive under any disability insurance paid for or for which premiums paid by the executive were reimbursed by the Bank) and to his estate in the case of death, in the case of disability, through the end of the term, and in the case of death, for each of Messrs. Ellert, Tese and Lieberman, through the thirty-six month period following his death, and for Mr. Baiter, through the end of the term (less any life insurance benefits provided by the Bank or any life insurance policy paid for, or for which the premiums paid by Mr. Baiter were reimbursed, by the Bank), and (ii) in the case of disability, up to 18 months of the monthly premiums for COBRA continuation coverage and in the case of death, in the event the executive’s spouse timely elected COBRA continuation coverage, the monthly premiums during the COBRA continuation coverage period paid for the level of coverage the executive maintained prior to his death.

The following table quantifies the potential payments to Mr. Ellert upon termination or change of control, assuming that such termination or change of control was effective as of December 31, 2017.

	Voluntary Resignation	Termination for Cause or Without Good Reason	Termination Without Cause or for Good Reason	Termination following Change in Control without Cause or for Good Reason	Termination Due to Death	Termination Due to Disability
Cash Payment
Base Salary	$—	$—	$—	$—	$2,850,000	$3,166,667
Severance Benefit	—	—	950,000	11,850,000	—	—
Total Cash Payments	$—	$—	$950,000	$11,850,000	$2,850,000	$3,166,667
Benefits & Perquisites
Health and Welfare Benefits	$—	$—	$10,945	$10,945	$10,945	$10,945
Total Benefits & Perquisites	$—	$—	$10,945	$10,945	$10,945	$10,945
Long-Term Incentive Compensation
Value of Accelerated Stock Award	$—	$—	$2,512,551	$6,157,519	$2,512,551	$2,512,551
Total Value of Long-Term Incentive Compensation	$—	$—	$2,512,551	$6,157,519	$2,512,551	$2,512,551
Total Value of Payments and Benefits	$—	$—	$3,473,496	$18,018,463	$5,373,496	$5,690,162
The following table quantifies the potential payments to Mr. Tese upon termination or change of control, assuming that such termination or change of control was effective as of December 31, 2017.

	Voluntary Resignation	Termination for Cause or Without Good Reason	Termination Without Cause or for Good Reason	Termination following Change in Control without Cause or for Good Reason	Termination Due to Death	Termination Due to Disability
Cash Payment
Base Salary	$—	$—	$—	$—	$1,500,000	$1,666,667
Severance Benefit	—	—	500,000	4,000,000	—	—
Total Cash Payments	$—	$—	$500,000	$4,000,000	$1,500,000	$1,666,667
Benefits & Perquisites
Health and Welfare Benefits	$—	$—	$—	$—	$—	$—
Total Benefits & Perquisites	$—	$—	$—	$—	$—	$—
Long-Term Incentive Compensation
Value of Accelerated Stock Award	$—	$—	$636,981	$1,220,876	$636,981	$636,981
Total Value of Long-Term Incentive Compensation	$—	$—	$636,981	$1,220,876	$636,981	$636,981
Total Value of Payments and Benefits	$—	$—	$1,136,981	$5,220,876	$2,136,981	$2,303,648

The following table quantifies the potential payments to Mr. Lieberman upon termination or change of control, assuming that such termination or change of control was effective as of December 31, 2017.

	Voluntary Resignation	Termination for Cause or Without Good Reason	Termination Without Cause or for Good Reason	Termination following Change in Control without Cause or for Good Reason	Termination Due to Death	Termination Due to Disability
Cash Payment
Base Salary	$—	$—	$—	$—	$1,500,000	$1,666,667
Severance Benefit	—	—	500,000	4,000,000	—	—
Total Cash Payments	$—	$—	$500,000	$4,000,000	$1,500,000	$1,666,667
Benefits & Perquisites
Health and Welfare Benefits	$—	$—	$31,079	$31,079	$31,079	$31,079
Total Benefits & Perquisites	$—	$—	$31,079	$31,079	$31,079	$31,079
Long-Term Incentive Compensation
Value of Accelerated Stock Award	$—	$—	$636,981	$1,220,876	$636,981	$636,981
Total Value of Long-Term Incentive Compensation	$—	$—	$636,981	$1,220,876	$636,981	$636,981
Total Value of Payments and Benefits	$—	$—	$1,037,192	$5,220,876	$2,168,060	$2,334,727
The following table quantifies the potential payments to Mr. Baiter upon termination or change of control, assuming that such termination or change of control was effective as of December 31, 2017.

	Voluntary Resignation	Termination for Cause or Without Good Reason	Termination Without Cause or for Good Reason	Termination following Change in Control without Cause or for Good Reason	Termination Due to Death	Termination Due to Disability
Cash Payment
Base Salary	$—	$—	$—	$—	$1,200,000	$933,333	(2)
Severance Benefit	—	—	675,000	1,350,000	—	—
Total Cash Payments	$—	$—	$675,000	$1,350,000	$1,200,000	$933,333
Benefits & Perquisites
Health and Welfare Benefits	$—	$—	$33,679	$33,679	$33,679	$33,679
Total Benefits & Perquisites	$—	$—	$33,679	$33,679	$33,679	$33,679
Long-Term Incentive Compensation
Value of Accelerated Cash Award	$—	$—	$—	$200,000	$—	$—
Value of Accelerated Stock Award	$—	$—	$—	$249,987	$—	$—
Value of Accelerated Option Awards	$—	$—	$—	$367,250	$—	$—
Total Value of Long-Term Incentive Compensation	$—	$—	$—	$817,237	$—	$—
Total Value of Payments and Benefits	$—	$—	$1,487,068	$2,000,916	$567,012	$567,012

The following table quantifies the potential payments to Mr. Partagas upon termination or change of control, assuming that such termination or change of control was effective as of December 31, 2017.

	Voluntary Resignation	Termination for Cause or Without Good Reason	Termination Without Cause or for Good Reason	Termination following Change in Control without Cause or for Good Reason	Termination Due to Death	Termination Due to Disability
Cash Payment
Total Cash Payments	$—	$—	$—	$—	$—	$—
Benefits & Perquisites
Total Benefits & Perquisites	$—	$—	$—	$—	$—	$—
Long-Term Incentive Compensation
Value of Accelerated Stock Awards	$—	$—	$—	$415,493	$—	$—
Total Value of Long-Term Incentive Compensation	$—	$—	$—	$415,493	$—	$—
Total Value of Payments and Benefits	$—	$—	$—	$415,493	$—	$—
For purposes of the employment agreements, “cause,” “change of control,” “good reason” and “disability” are defined as follows:
“Cause” generally includes:

•	the misappropriation of funds or property of the Bank or its affiliates, or willful destruction of property of the Bank or of its affiliates;

•
the conviction of (1) a felony or (2) any crime involving fraud, dishonesty or moral turpitude or that materially impairs the executive officer’s ability to perform his duties with the Bank or that causes material damage to the Bank or its affiliates;

•	the violation of any banking law or regulation or agreement with any banking agency having jurisdiction over the Bank which is reasonably likely to result in damage to the Bank or its affiliates;

•
engaging in willful misconduct which constitutes a breach of fiduciary duty or the duty of loyalty to the Bank or its affiliates and which is reasonably likely to result in material damage to the Bank or its affiliates;

•	the willful and material failure to perform his duties with the Bank (other than as a result of total or partial incapacity due to physical or mental illness), subject to a 15-day cure period;

•
the (1) willful violation of the Bank’s material policies or rules or (2) grossly negligent or willful misconduct in the performance of his duties with the Bank, in each case, which is reasonably likely to result in material damage to the Bank or its affiliates, subject to a 15-day cure period;

•
in the case of Mr. Baiter, the engagement in any conduct which may result in material injury to the Bank’s reputation if Mr. Baiter were retained in his position with the Bank, including a failure to honor his personal financial obligations as evidenced by defaults, judgments, commencement of any bankruptcy proceeding, or appointment of a trustee or receiver for Mr. Baiter; or

•	the material breach of any material provisions of the applicable employment agreement, subject to a 15-day cure period.
A “change of control” is generally deemed to occur upon:

•
any “person” is or becomes a “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing more than 50% of the total voting power represented by then outstanding voting securities of the Bank (calculated in accordance with Rule l3d-3 under the Exchange Act); provided, that the term “persons” as defined in Sections l3(d) and l4(d) of the Exchange Act shall not include a trustee or other fiduciary holding securities under any employee benefit plan of the Bank;

•
a merger of the Bank, the sale or disposition by the Bank of all or substantially all of its assets, or any other business combination of the Bank with any other corporation, other than any such merger or business combination which would result in the voting securities of the Bank outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by the voting securities of the Bank or such surviving entity outstanding immediately after such merger or business combination; or

•
a majority of the directors who constituted the board of directors of the Bank at the beginning of any 12-month period are replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election.

“Good Reason” generally includes:

•
the executive ceasing to be, in the case of Mr. Ellert, President and Chief Executive Officer of the Bank, in the case of Mr. Tese, Executive Chairman of the Bank, in the case of Mr. Lieberman, Executive Vice Chairman of the Bank, or in each case of the preceding individuals, such executive’s removal from the Board of Directors of the Bank, or in the case of Mr. Baiter, a senior executive of the Bank;

•	the failure of the Bank to indemnify the executives, or to maintain directors’ and officers’ liability insurance coverage for the executives, as required;

•	the decrease or material failure of the Bank to pay the executive’s compensation described in the applicable employment agreement, subject to a 30-day cure period;

•
in the case of Mr. Ellert, the relocation of executive’s principal work location more than 50 miles from the greater Miami or Fort Lauderdale, Florida metropolitan area, and in the case of each of Mr. Tese and Mr. Lieberman, if the Bank seeks to require such executive to perform his duties for the Bank in any particular geographic location without such executive’s written agreement; or

•	in the case of Mr. Ellert, ceasing to be the most senior executive officer (other than Mr. Tese and Mr. Lieberman) of any affiliated group that includes the Bank and the Company.
A “disability” generally includes the executive’s inability to perform the duties and responsibilities contemplated under the employment agreement for a period of either (A) 90 consecutive days or (B) six months in any 12-month period due to a physical or mental incapacity or impairment.
Pay Ratio Disclosures
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Kent S. Ellert, our President and Chief Executive Officer:
For 2017, our last completed fiscal year:

•	The median of the total annual compensation for all employees of our company (other than our CEO) was $49,717: and,

•	The annual total compensation of our CEO was $9,466,071.
Based on this information, for 2017 the ratio of the annual total compensation of Mr. Ellert, our President and Chief Executive Officer, to the median of the annual total compensation of all employees was 190.4 to 1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our “median employee” and our CEO, the methodology and the material assumptions, adjustments and estimates that we used were as follows:

1.
We determined that, as of December 31, 2017, our employee population consisted of approximately 708 individuals, all of which being located within the United States. This employee population included full time and part-time employees. We did not employ any temporary or seasonal employees during 2017. We selected December 31, 2017 as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

2.
To identify the “median employee” from our employee population we compared the amount of salary and wages of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2017. Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure. Approximately 7.8% of our employees receive annual equity awards.

3.
We identified our “median employee” using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.”

4.
Once we identified our “median employee”, we combined all elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $43,886. The difference between such employee’s salary and wages and the employee’s annual total compensation represents the estimated value of such employee’s health care benefits (estimated for the employee to be $5,831).

5.
With respect to our CEO’s annual total compensation, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement ($9,458,558), plus the estimated value of Mr. Ellert’s heath care benefits (estimated for Mr. Ellert to be $7,513).

Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth certain compensation plan information with respect to both equity compensation plans approved by security holders and equity compensation plans not approved by security holders as of December 31, 2017.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)
Plan Category:
Equity compensation plans approved by security holders	2,256,869	$24.41	834,650
Equity compensation plans not approved by security holders	1,424,953	$20.79	64,172
Total	3,681,822	$23.01	898,822

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s securities as of March 16, 2018 of (i) each person known to the Company to beneficially own more than 5% of the Company’s voting securities (the Class A Common Stock), (ii) each director of the Company, (iii) each named executive officer, and (iv) all directors and executive officers of the Company as a group. As of March 16, 2018, a total of 46,620,545 shares of Class A Common Stock were outstanding. The column entitled “Percentage of Class” shows the percentage of total voting Class A Common Stock beneficially owned by each listed party. The Company also has Class B Common Stock. As of March 16, 2018, none of the shares of our Class B Common Stock were outstanding.
The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” as of March 16, 2018 of any shares which such person has the right to acquire within 60 days of March 16, 2018, through the exercise or conversion of any stock option, convertible security, warrant or other right. For purposes of computing the percentage of outstanding shares held by each person or group of persons named below on March 16, 2018, any security which such person or persons have the right to acquire within 60 days of March 16, 2018 is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us or disclosed in public filings made with the SEC by the applicable listed party, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of our Class A Common Stock that they beneficially own, subject to applicable community property laws.

	Number of Shares of Class A Common Stock Beneficially Owned
Name of beneficial owner (1)	Number	%
Executive Officers, and Directors
Vincent S. Tese (2)	1,179,926	2.5
Les J. Lieberman (3)	1,144,667	2.4
Kent S. Ellert (4)	398,806	*
Jack W. Partagas	—	*
Jennifer L. Simons	—	*
James E. Baiter (5)	300,000	*
Stuart I. Oran (6)	299,923	*
Alan S. Bernikow (7)	158,076	*
Thomas E. Constance (8)	105,425	*
Howard R. Curd	48,935	*
Gerald Luterman (9)	161,025	*
William L. Mack (10)	145,076	*
Paul Anthony Novelly (11)	649,876	1.4
Frederic Salerno (12)	107,625	*
All Executive Officers and Directors as a group (14 persons)	4,699,360	9.6

Greater than 5% Stockholders
Black Rock Fund Advisors (13)	2,546,146	5.5
Capital World Investors (14)	3,156,000	6.8
Franklin Mutual Advisers, LLC (15)	2,506,087	5.4
Silvercrest Asset Management Group, LLC (16)	2,400,947	5.2
The Vanguard Group, Inc. (17)	3,390,553	7.3
* denotes beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the address for each executive officer and director of the Company is c/o FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331.

(2)
Includes (i) 1,995 shares of Class A Common Stock beneficially owned by Mr. Tese through Bond Street Management, LLC, (ii) 296,667 shares of Class A Common Stock issuable upon the exercise of options, and (iii) warrants to purchase 32,213 shares of

Class A Common Stock held by Mr. Tese directly and warrants to purchase 221,562 shares of Class A Common Stock that have been transferred by Mr. Tese to certain family members.

(3)
Includes (i) 1,995 shares of Class A Common Stock beneficially owned by Mr. Lieberman through Bond Street Management, LLC, (ii) 228,212 shares of Class A Common Stock that have been transferred by Mr. Lieberman to various estate planning vehicles, (iii) 196,667 shares of Class A Common Stock issuable upon the exercise of options, and (iv) warrants to purchase 126,373 shares of Class A Common Stock held by Mr. Lieberman directly and warrants to purchase 232,302 shares of Class A Common Stock that have been transferred by Mr. Lieberman to various estate planning vehicles.

(4)	Includes 225,000 shares of Class A Common Stock issuable upon the exercise of options held by Mr. Ellert directly.

(5)	Includes 300,000 shares of Class A Common Stock issuable upon the exercise of options.

(6)
Includes (i) 315 shares of Class A Common Stock beneficially owned by Mr. Oran through Bond Street Management, LLC, (ii) 141,239 shares of Class A Common Stock issuable upon the exercise of options, and (iii) warrants to purchase 124,905 shares of Class A Common Stock held by Mr. Oran directly and warrants to purchase 26,250 shares of Class A Common Stock that have been transferred by Mr. Oran to certain estate planning vehicles.

(7)	Includes 153,000 shares of Class A Common Stock issuable upon the exercise of options.

(8)	Includes 103,000 shares of Class A Common Stock issuable upon the exercise of options.

(9)	Includes 156,400 shares of Class A Common Stock issuable upon the exercise of options.
(10) Includes 140,000 shares of Class A Common Stock issuable upon the exercise of options.

(11)
Includes 647,000 shares of Class A Common Stock owned by St. Albans Global Management Limited Partnership, LLLP, or SAGM, which Mr. Novelly may be deemed to beneficially own by reason of his position as chief executive officer of, and his minor pecuniary interest in, SAGM. Mr. Novelly disclaims beneficial ownership of any shares held by SAGM except to the extent of his minor pecuniary interest.

(12)	Includes 103,000 shares of Class A Common Stock issuable upon the exercise of options

(13)
The address of Black Rock, Inc. is 55 East 52nd Street, New York, New York 10055. All information regarding Black Rock, Inc. is based on information disclosed in a Schedule 13G/A filed with the SEC on January 29, 2018.

(14)
Divisions of CRMC and Capital International Limited collectively provide investment management services under the name Capital World Investors. The address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071. All information regarding Capital World Investors is based on information disclosed in a Schedule 13G filed with the SEC on February 14, 2018.

(15)
Includes shares beneficially owned by one or more open‑end investment companies or other managed accounts that are investment management clients of Franklin Mutual Advisors, LLC and/or Franklin Advisory Services, LLC, each an indirect wholly owned subsidiary of Franklin Resources, Inc. The address of Franklin Mutual Advisers, LLC is 101 John F. Kennedy Pkwy, Short Hills, New Jersey 07078. All information regarding Franklin Mutual Advisers, LLC is based on information disclosed in a Schedule 13G/A filed with the SEC on February 5, 2018.

(16)
Includes shares held by investment advisory clients of SAMG LLC. Silvercrest L.P. is the sole member of SAMG LLC. Silvercrest Asset Management Group Inc. is the general partner of Silvercrest L.P. The address of Silvercrest Asset Management Group is 1330 Avenue of the Americas, 38th Floor, New York, NY 10019. All information regarding Silvercrest Asset Management Group is based on information disclosed in a Schedule 13G filed with the SEC on February 14, 2018.

(17)
The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355. All information regarding The Vanguard Group is based on information disclosed in a Schedule 13G/A filed with the SEC on February 9, 2018.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Statement of Policy Regarding Transactions with Related Persons
Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors, and principal stockholders).
We have adopted policies to comply with these regulatory requirements and restrictions. Our policy provides that the Company’s Audit Committee shall, prior to the Company entering into any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC, review and approve such transaction and recommend to the Board of Directors that it approve such transaction; however, the Company may only enter into a related party transaction approved by the Audit Committee if the Board of Directors also approves such transaction. The Audit Committee shall report to the Board of Directors any proposed related party transaction that it does not approve. The Audit Committee shall also review and report to the Board of Directors any questions of possible conflict of interest involving members of the Board of Directors, members of senior management or their immediate families.
Certain Relationships and Related Person Transactions
On June 1, 2010, the Bank, Bond Street Management, LLC, Bond Street Investors LLC and the Company (formerly Bond Street Holdings LLC) entered into an Office Space, Expenses and Tax Allocation Agreement, as amended and restated from time to time. Under the terms of the allocation agreement, as amended, (i) Bond Street Management, LLC, Bond Street Investors LLC and the Company will rent office space from the Bank at a fair market rate, (ii) the Company will prepare and file consolidated federal income tax returns on behalf of Bond Street Management, LLC, Bond Street Investors LLC, the Company and the Bank, (iii) the Bank will pay to the Company an amount equal to the federal income taxes the Bank would have paid if it were not included in such returns, and (iv) the Bank will provide certain administrative and support services and incur other miscellaneous expenses for the benefit of Bond Street Management, LLC, Bond Street Investors LLC and the Company. All payments, reimbursements and other amounts due under the allocation agreement are required to be made by the applicable party on a quarterly basis. Since January 1, 2017, the Company paid approximately $1,930,000 per quarter to the Bank in respect of office space, shared cost of salaries for several executives and professional fees applicable to holding company matters and expects to continue to pay such amount going forward.
Kramer Levin Naftalis & Frankel LLP serves as the Company’s principal outside legal counsel, and regularly bills the Company for legal services provided to the Company. One of our directors, Thomas Constance, is a partner at Kramer Levin Naftalis & Frankel LLP. For the period of January 1, 2017 through December 31, 2017, the Company has incurred charges of approximately $534,000 for legal services provided by Kramer Levin Naftalis & Frankel LLP, or less than 1% of the total revenues of Kramer Levin Naftalis & Frankel LLP for such period.
On November 12, 2009, prior to the Company’s initial private placement financing, the Company issued, as a distribution without additional consideration in respect of its pre-existing equity (substantially all of which pre-existing equity was beneficially owned by Messrs. Lieberman, Tese and Oran) warrants to purchase 3,310,428 shares of Class A Common Stock, at per share exercise prices of $24.24, $26.18 and $28.28 each for one-third of such shares, exercisable in three substantially equal portions on each of the 6-month, 18-month and 30-month anniversaries of the consummation of a “Qualified IPO”, but in no event prior to January 25, 2013. Such warrants were originally scheduled to expire on November 12, 2016. On November 15, 2013, the Compensation Committee of the Company determined to extend the expiration date of such warrants to November 12, 2019. Such determination was also approved by the Board of the Company. As of March 16, 2018, Mr. Tese (or his related transferees) held warrants to acquire 260,062 shares, Mr. Lieberman (or his related transferees) held warrants to acquire 358,675 shares, and Mr. Oran (or his related transferees) held warrants to acquire 151,155 shares. In each case, warrants issued prior to our conversion from a limited liability company to a corporation on October 1, 2010 initially represented rights to acquire limited liability company interests, and after October 1, 2010 represent rights to acquire an equivalent number of shares of common stock.
Katherine A. Ellert, the spouse of Kent S. Ellert, our President and Chief Executive Officer, has served the Company in various capacities since 2010 and in her current position as our Quality Control Executive since 2014, prior to her marriage to Mr. Ellert. Mr. Ellert was not involved in decisions regarding Ms. Ellert’s hiring, promotion or compensation. Ms. Ellert reports to our Chief Risk Officer. During 2017, Ms. Ellert received base salary of $195,000, a cash bonus of $150,000, and a company-match 401(k) contribution of $3,766. She also received a restricted stock unit award for 2,952 shares of Class A common stock. The units vest (i.e., cease to be subject to forfeiture) in a single increment on the fifth anniversary of the grant date. Ms. Ellert’s compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Certain of the directors, executive officers and other related persons of the Company and the Bank (and members of their immediate families and business entities or organizations with which such individuals are associated) were customers of, and had loans, deposits and/or commitments with, the Bank in the ordinary course of its business during 2017, and we expect such transactions will continue in the future. All loans to such persons were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness who were not related to the Bank. In the opinion of management, these transactions did not involve more than a normal risk of collectability or present other unfavorable features.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed the firm of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018, subject to ratification by our stockholders at the Annual Meeting. Should Grant Thornton LLP be unable to perform these services for any reason, the Audit Committee will appoint another independent registered public accounting firm to perform these services.
Representatives of the firm of Grant Thornton LLP, our independent registered public accounting firm for the year ended December 31, 2017, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders, if any.
Fees Paid to Independent Registered Public Accounting Firm for 2016 and 2017
The following is a summary of the fees charged to us by Grant Thornton LLP for professional services rendered for 2016 and 2017:

	2016	2017
	(In millions)
Audit Fees	$1.3	$1.1
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$1.3	$1.1
Audit Fees. Audit Fees consist of fees billed by Grant Thornton LLP for professional services rendered for the audit of our consolidated financial statements, and the review of the consolidated financial statements included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Audit Fees also include the aggregate fees billed for professional services performed in connection with our filing of certain Registration Statements filed pursuant to the Securities Act, as well as other services that are normally provided by them in connection with statutory and regulatory filings or engagements for those years.
Audit-Related Fees. Audit-Related Fees consist of fees billed by Grant Thornton LLP for professional services rendered for assurances related to our consolidated financial statements and are not reported under “Audit Fees” above. These services primarily relate to attestation services performed to report on our compliance with certain contractual provisions of the various purchase and assumption agreements between the Company and the FDIC, compliance with certain requirements applicable to the U.S. Department of Housing and Urban Development and the audit of our 401(k) saving plan.
Tax Fees. Tax Fees consist of fees billed by Grant Thornton LLP for professional services rendered for tax services, income tax return preparation, tax advice and tax planning.
All Other Fees. All Other Fees consist of fees billed by Grant Thornton LLP relating to products and services provided by Grant Thornton LLP other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.” For 2016 and 2017, All Other Fees primarily represent fees billed by Grant Thornton LLP for miscellaneous services.
Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.
The Audit Committee has adopted a policy that requires advance approval of all audit and non-audit services performed by our independent registered public accounting firm. The Audit Committee may authorize any member of the Audit Committee to approve services by our independent registered public accounting firm in the event there is a need for such approval prior to the next full Audit Committee meeting. However, the Audit Committee must review the decisions made by such authorized member of the Audit Committee at its next scheduled meeting. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of our independent registered public accounting firm. All of the services performed by Grant Thornton LLP for the Company during 2016 and 2017 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee pre-approval policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

OTHER MATTERS
Our Board knows of no other matters that may be properly presented for consideration by the stockholders at the Annual Meeting. If any other matters do properly come before the Meeting, however, the persons appointed in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.
REQUIREMENTS AND DEADLINES FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF
DIRECTORS AND OTHER BUSINESS BY STOCKHOLDERS
In order to submit stockholder proposals for the 2019 Annual Meeting of stockholders for inclusion in the Company’s Proxy Statement pursuant to Exchange Act Rule 14a-8, materials must be received by the Corporate Secretary at the Company’s principal office in Weston, Florida, no later than December 5, 2018 (provided, however, if the date of the 2019 annual stockholders’ meeting has been changed by more than 30 days from the date of this year’s Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2019 Annual Meeting).
The proposals must comply with all of the requirements of Exchange Act Rule 14a-8. Proposals should be addressed to: Corporate Secretary, FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
Our bylaws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the Company’s Proxy Statement, but that a stockholder instead wishes to present directly at an Annual Meeting. To be properly brought before the 2019 Annual Meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the Meeting outside of Rule 14a-8 under the Exchange Act must be delivered to or mailed and received by the Corporate Secretary at the Company’s principal office in Weston, Florida (see address above) no earlier than January 14, 2019 and no later than February 13, 2019 (provided, however, that if the 2019 Annual Meeting of stockholders is to be held on a date that is not within 30 days before or later than 70 days after the one-year anniversary of this year’s Annual Meeting date, the stockholder’s notice in order to be timely must be received by the Corporate Secretary not later than the close of business on the tenth day following the public disclosure of the date of the 2019 Annual Meeting of stockholders). All director nominations and stockholder proposals must comply with the requirements of the Company’s bylaws, a copy of which may be obtained at no cost from the Corporate Secretary of the Company.
Other than the proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any one or more of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
The chairman of the Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

APPENDIX A

PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

The following language shows the changes to our Restated Certificate of Incorporation that would result from the proposed amendments set forth in Proposal 1 if approved, with deletions indicated by strikethroughs and additions indicated by underlining:
* * *
AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FCB FINANCIAL HOLDINGS, INC.

FCB Financial Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
A. The Corporation was originally incorporated under the name Bond Street Holdings, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State was October 1, 2010.
B. This Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with ~~Section~~ Sections 242 and 245 of the General Corporation Law of the State of Delaware.~~This Restated Certificate of Incorporation only restates and integrates (and does not further amend) the provisions of the Corporation’s Certificate of Incorporation, as theretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.~~
C. The ~~text of the~~ Certificate of Incorporation is hereby amended and restated in its entirety to read as ~~herein set forth in full~~follows:

1.	Formation of the Corporation.

(a)	Name. The name of the corporation is FCB Financial Holdings, Inc. (the “Corporation”).
(b) Purpose.    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of Delaware (the “DGCL”).
(c) Registered Agent and Office.    The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware, Kent County, 19904. The name of the registered agent of the Corporation at such address is National Registered Agents, Inc.
2. Capital Stock.
(a) Authorized Shares.    The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is one hundred and sixty million (160,000,000) shares. Of the authorized shares of the Corporation, one hundred million (100,000,000) shares, par value $0.001 per share, are designated Class A Common Stock (the “Class A Common Stock”), fifty million (50,000,000) shares, par value $0.001 per share, are designated Class B Common Stock (the “Class B Common Stock”, and together with Class A Common Stock, the “Common Stock”), and ten million (10,000,000) shares, par value $0.001 per share, are designated preferred stock. Except as expressly provided herein, the rights, preferences and privileges of the Class A Common Stock and Class B Common Stock shall be in all respects and for all purposes and in all circumstances absolutely and completely equal and identical.
(b) Preferred Stock.    The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
(c) Forced Transfers or Repurchases of Capital Stock.    If any applicable regulatory authority determines that the identity or structure of any holder of capital stock of the Corporation precludes the Corporation from participating in any auction or acquisition or otherwise precludes the granting of any regulatory approval, consent or similar action, then the Corporation may require such stockholder to transfer such capital stock or, at the discretion of the Corporation and subject to applicable regulatory approval, the Corporation may repurchase such capital stock from such stockholder.

3. Certificates Representing Shares of Capital Stock.
(a) Certificated Shares.    The shares of capital stock of the Corporation shall be certificated, and may be represented by physical certificates or certificates in global form, provided, that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. All certificates exchanged with or surrendered to the Corporation for transfer shall be cancelled. Any or all signatures on any certificate representing one or more shares of capital stock may be a facsimile, engraved or printed, to the extent permitted by applicable law. Nothing contained in this Certificate of Incorporation shall preclude electronic book-entry transfer of capital stock or the settlement of any transactions involving capital stock entered into through the facilities of The Depository Trust Company and its successors and permitted assigns.
(b) Legends.    Each certificate representing shares of Common Stock or other capital stock may also bear any legend required or appropriate under any applicable federal, state or other securities law or required by any agreement to which the holder thereof is a party or by which such holder or any such shares may be bound.
(c) Transfer Agent, Exchange Agent and Registrar.    The Corporation may appoint one or more transfer agents, one or more exchange agents and one or more registrars, and may require all certificates representing one or more shares of capital stock to bear the signature of any such transfer agents, exchange agents or registrars.
4. Meetings; Voting.
(a) Meetings of Stockholders.    Meetings of stockholders may be held within or outside the State of Delaware, as the Bylaws of the Corporation (the “Bylaws”) may provide.
(b) Voting Rights of Stockholders.    Stockholders shall only be entitled to vote on those matters expressly required by the DGCL or this Certificate of Incorporation. Except as otherwise required by law or this Certificate of Incorporation, holders of Class A Common Stock shall exclusively possess all voting power, and the holders of Class B Common Stock shall have no voting power and shall not have the right to participate in any meeting of stockholders or to have notice thereof
(c) Voting Allocation; No Action by Written Consent of Stockholders.    Each holder of Class A Common Stock shall have one vote for each share of Class A Common Stock held by such stockholder and each holder of Class B Common Stock, to the extent (if any) such stockholder has the right to vote on a particular matter, shall have one vote for each share of Class B Common Stock held by such stockholder. Any action requiring the affirmative vote of stockholders may be taken only by vote at a meeting of stockholders duly called as provided herein, and may not in any event be taken by written consent of stockholders without a meeting.
5. Conversion of Class B Common Stock Upon Transfer.    Each share of Class B Common Stock will be convertible into one share of Class A Common Stock at the option of the holder, subject to the following restrictions:
(a) Class B Common Stock may not be converted into Class A Common Stock in the hands of the initial investor or any of its Affiliates and may only be Transferred by the initial investor or its Affiliate if (A) such Transfer is otherwise permitted by this Certificate of Incorporation and (B) such Transfer is (i) to an Affiliate of the initial investor or to the Corporation; (ii) in a widespread public distribution; (iii) in Transfers in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting Securities of the Corporation; or (iv) to a transferee that would control more than 50% of the voting Securities of the Corporation without any Transfer from the investor; and
(b) Such conversion shall be effected in accordance with the following procedures:
(i) The conversion right provided in this Section 5 shall be exercised by the delivery of a written notice (the “Conversion Notice”) of the election by the holder of Class B Common Stock to be converted (the “Converting Holder”) to the office of the Corporation and (if so required by the Corporation) an instrument of transfer, in a form demonstrating compliance with Section 5(a) and satisfactory to the Corporation, duly executed by such Converting Holder or his, her or its duly authorized attorney, and, if required pursuant to Section 5(b)(iii), funds in the amount of any applicable transfer tax (unless provision satisfactory to the Corporation is otherwise made therefor).
(ii) As promptly as practicable after the delivery of a Conversion Notice and the payment in cash of any amount required by the provisions of Section 5(b)(i) and (iii), the Corporation will deliver or cause to be delivered at the office of the Corporation, a confirmation of book-entry transfer of Common Stock representing the number of shares of Class A Common Stock issuable upon such conversion, issued in such name or names as the Converting Holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the delivery of the Conversion Notice, but in no event prior to the Transfer described in Section 5(a), and all rights of the Converting Holder shall cease with respect to such Class B Common Stock at such time.
(iii) The issuance of Class A Common Stock upon conversion of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such Class A Common Stock to be issued upon conversion is to be issued in a name other than that of the holder of such Class B Common Stock, the Person or Persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any Transfer involved in such issuance and permitted by this Certificate of Incorporation, or shall establish to the satisfaction of the Corporation that such tax has been paid; provided that such Common Stock may only be issued in a name other than that of the holder of such Class B Common Stock if such Transfer is otherwise permitted under the terms of this Certificate of Incorporation.
(iv) When Class B Common Stock has been converted, it shall be extinguished.
(c) Class A Common Stock may not be converted into Class B Common Stock (but may, for the avoidance of doubt, be acquired by the Corporation for consideration which may consist of Class B Common Stock or other Securities or property, or a combination thereof).
(d) For purposes hereof, the following terms shall have the following meanings:
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person; for purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Person” shall mean an individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.
“Securities” means any interests in any loans by banks and any foreign or domestic “securities,” as defined in Section 2(1) of the Securities Act of 1933, as amended, or Section 3(a)(10) of the Securities Exchange Act of 1934, as amended, and shall include common or preferred stocks, limited partnership interests, limited liability company membership interests, investment contracts, certificates of deposit, trade acceptances and trade claims, convertible securities, fixed income securities, certificates of beneficial interest, notes or other evidences of indebtedness of other Persons, warrants, rights, synthetic securities, put and call options on, or any other derivatives of, any of the foregoing, other options related thereto, interests or participations therein or any combination of any of the foregoing.
“Transfer” means any sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation or other disposition, or the acts of so doing, as the context requires.
6. Board of Directors.
(a) Number of Directors.    The number of the directors shall be fixed from time to time by or pursuant to the Bylaws of the Corporation (the “Bylaws”).
~~(b) Classes of Directors.    The Board of Directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equally as possible. No decrease in the number of directors shall shorten the term of any incumbent director.~~
~~(c) Terms of Office.    Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the Corporation’s first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the Corporation’s second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the Corporation’s third annual meeting of stockholders following the effectiveness of this provision; provided, further, that after the first re-election of Class III directors for an additional three-year term, contemplated to occur at the Corporation’s third annual meeting of stockholders, each subsequent election of directors at any subsequent annual meeting of stockholders shall elect the directors elected at such meeting for a one year term expiring at the Corporation’s next annual meeting of stockholders thereafter; and provided, further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. For clarity, nothing contained in this Section 6(c) shall shorten the term of any incumbent director.~~
(b) Terms of Office.    Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.
~~(d) The number of directors constituting the initial Board of Directors is twelve (12).~~
~~(e~~(c) Unless and except to the extent that the Bylaws so require, the election of directors of the Corporation need not be by written ballot.
7. Indemnification.
(a) The Corporation, to the fullest extent permitted by the provisions of Section 145 of the DGCL, as the same may be amended and supplemented, shall indemnify each person who is or was an officer or director of the Corporation and each person who serves or served as an officer or director of any other corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and may indemnify any and all other persons whom it shall have power to indemnify under said section (each, an “authorized representative”) from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.

(b) Limitation on Liability.    A director, officer or other authorized representative of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, officer or other authorized representative, except to the extent that exculpation from liability is not permitted under the DGCL as in effect at the time such liability is determined. No amendment or repeal of this Section 7 shall apply to or have any effect on the liability or alleged liability of any director, officer or other authorized representative of the Corporation for or with respect to any acts or omissions of such Person occurring prior to such amendment or repeal.
(c) Advancing Expenses.    Expenses actually and reasonably incurred by any Person indemnified hereunder in defending a third party proceeding or corporate proceeding shall be paid by the Corporation in advance of the final disposition of such third party proceeding or corporate proceeding and within thirty (30) days of receipt by the secretary of the Corporation, if required by law, of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Corporation as authorized in this Section 7. The financial ability of such Person to make a repayment contemplated by this section shall not be a prerequisite to the making of an advance.
(d) Reimbursement.    Any Person receiving indemnification payments under this Section 7 shall reimburse the Corporation for such indemnification payments to the extent that such Person also receives payments under an insurance policy in respect of such matter.
(e) Insurance.    The Corporation will use commercially reasonable efforts to purchase and maintain directors and officers liability insurance (or its equivalent) for the Corporation and its subsidiaries with financially responsible insurers in such amounts and against such losses and risks as are customary for the business conducted by the Corporation and its subsidiaries.
(f) Scope of Indemnification.    The indemnification of any Person and advancement of expenses, as authorized by the preceding provisions of this Section 7, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by or granted pursuant to this Section 7 shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a director, officer or other authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a Person.
(g) Reliance on Provisions.    Each Person who shall act as a director, officer or other authorized representative of the Corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Section 7. Any repeal or modification of the provisions of this Section 7 by the stockholders of the Corporation or otherwise shall not adversely affect any right or benefit of a director, officer or other authorized representative existing at the time of such repeal or modification.
(h) Severability.    If any word, clause or provision of this Section 7 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 7 (including, without limitation, each portion of any paragraph of this Section 7 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Section 7 (including, without limitation, each such portion of any paragraph of this Section 7 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
(i) Intent.    The intent of this Section 7 is to provide indemnification and advancement of expenses to the fullest extent permitted by Section 145 of the DGCL. To the extent that such Section 145 or any successor thereto may be amended or supplemented from time to time, this Section 7 shall be amended automatically and construed so as to permit indemnification and advancement of expenses to the fullest extent from time to time permitted by law.
8. Amendments.
(a) Certificate of Incorporation.    The Corporation reserves the right, at any time and from time to time, to adopt, repeal, alter, amend or rescind any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by this Certificate of Incorporation and the laws of the State of Delaware at the time in force, and all rights conferred upon officers, directors and stockholders herein are granted subject to this reservation~~; provided, however, that unless otherwise specifically contemplated by this Certificate of Incorporation, no amendment to this Certificate of Incorporation shall, without the prior approval of holders of Class A Common Stock entitled to vote thereon whose aggregate Class A Common Stock holdings at such time exceed 80% of all Class A Common Stock at such time (a “Super Majority-in-Interest of Class A Common Stock”), change or alter this Section 8~~.~~Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws of the Corporation and in addition to any affirmative vote of the holders of any particular class of stock of the Corporation required by applicable law, this Certificate of Incorporation or the Bylaws of the Corporation, the affirmative vote of a Super Majority-in-Interest of Class A Common Stock shall be required to amend or repeal, or adopt any provisions inconsistent with, Section 6 of this Certificate of Incorporation.~~
(b) Bylaws.    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the entire Board of Directors.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by its duly authorized officer on this ~~25th~~ [__] day of ~~June 2014~~[__] 2018.

FCB FINANCIAL HOLDINGS, INC.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 pm, Eastern Daylight Savings Time, on May 13, 2018.

Vote by Internet

- Go to **www.envisionreports.com/FCB**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees listed in Proposal 2 and FOR Proposals 1, 3 and 4.

1. Approve the amendment and restatement of FCB Financial Holdings, Inc.'s Restated Certificate of Incorporation to:
   1a. eliminate the classified structure of the Board of Directors
   1b. eliminate the supermajority voting requirement for amendments to certain provisions of the Restated Certificate of Incorporation

For ☐ Against ☐ Abstain ☐

2. Election of Directors

If Proposal 1 is approved, elect eleven directors, each for a term of one year. Nominees:

Kent S. Ellert
Gerald Luterman
Howard R. Curd
Paul Anthony Novelly
Vincent S. Tese
Thomas E. Constance
Frederic Salerno
Les J. Lieberman
Alan S. Bernikow
William L. Mack
Stuart I. Oran

If Proposal 1 is not approved, elect four directors, each for a term of one year. Nominees:

Kent S. Ellert
Gerald Luterman
Howard R. Curd
Paul Anthony Novelly

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 3 6 7 4 3 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02RI9E

2018 Annual Meeting Admission Ticket

2018 Annual Meeting of
FCB Financial Holdings, Inc. Shareholders
Monday, May 14, 2018, 9:30 am Local Time
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas, New York, New York 10036

Upon arrival, please present this admission ticket and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

FCB
FINANCIAL HOLDINGS, INC.

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Proxy — FCB Financial Holdings, Inc.

Notice of 2018 Annual Meeting of Shareholders

1177 Avenue of the Americas, New York, New York 10036
Proxy Solicited by Board of Directors for Annual Meeting — May 14, 2018

Kent S. Ellert and Stuart I. Oran, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of FCB Financial Holdings, Inc. to be held on May 14, 2018 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees listed in Proposal 2 and FOR Proposals 1, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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